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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
MSC INDUSTRIAL DIRECT CO., INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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75 Maxess Road
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of MSC Industrial Direct Co., Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MSC Industrial Direct Co., Inc. (the "Company"), a New York corporation, will be held on January 3, 2006 at 9:00 a.m., local time, at the JP Morgan Chase Conference Center, lower level, at 395 North Service Road, Melville, New York 11747, for the following purposes:

  1.
  To elect seven directors of the Company to serve for one-year terms;

  2.
  To consider and act upon a proposal to approve the adoption of the Company's 2005 Omnibus Equity Plan;

  3.
  To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year 2006;

  4.
  To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on November 25, 2005 are entitled to notice of and to vote at the meeting and any adjournments thereof.

        All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed proxy card as promptly as possible and return it in the postage-paid envelope provided. Any shareholder attending the meeting may vote in person even if he or she has already returned a proxy.

                      By Order of the Board of Directors,

                      Thomas Eccleston
                      Secretary

Melville, New York
December 2, 2005

IMPORTANT:

The prompt return of proxies will ensure that your shares will be voted. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

75 Maxess Road
Melville, New York 11747

PROXY STATEMENT FOR
Annual Meeting of Shareholders to
be held on January 3, 2006

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of MSC Industrial Direct Co., Inc. (the "Company"), a New York corporation, to be used at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the JP Morgan Chase Conference Center, lower level, at 395 North Service Road, Melville, New York 11747, on January 3, 2006 at 9:00 a.m., local time, and at any adjournment or postponement thereof. The approximate date on which this proxy statement, the foregoing notice and the enclosed proxy were first mailed or given to shareholders was December 2, 2005.

        Shareholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later dated proxy. Unless so revoked, shares represented by proxies received by the Company, where the shareholder has specified a choice with respect to the election of directors or the other proposals described in this proxy statement, will be voted in accordance with the specification(s) so made. In the absence of such specification(s), the shares will be voted FOR the election of all seven nominees for the Board of Directors, FOR the proposal to approve the adoption of the 2005 Omnibus Equity Plan and FOR the ratification of the selection by the Board of Directors of Ernst & Young LLP as the Company's independent registered public accounting firm for the current 2006 fiscal year.

        The expenses of solicitation of proxies for the Meeting will be paid by the Company. Such solicitation may be made in person or by telephone by officers and associates of the Company. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of the Company's Class A common stock, par value $.001 per share (the "Class A Common Stock").

VOTING

        Only holders of record of the Class A Common Stock and the Company's Class B common stock, par value $.001 per share (the "Class B Common Stock"), at the close of business on November 25, 2005 are entitled to notice of and to vote at the Meeting. On that date, the Company had outstanding 46,482,212 shares of Class A Common Stock and 20,356,394 shares of Class B Common Stock.

        Under New York law and the Company's By-Laws, the presence in person or by proxy of the holders of a majority of the shares of the Class A Common Stock and the Class B Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. For these purposes, shares which are present or represented by proxy at the Meeting will be counted regardless of whether the holder of the shares or the proxy fails to vote on a proposal ("abstentions") or whether a broker with authority fails to exercise its authority with respect thereto (a "broker non-vote"). Abstentions and broker non-votes will not be included, however, in the tabulation of votes cast on proposals presented to shareholders. If a broker is not given instructions by the beneficial owner of shares for which the broker holds a proxy, such shares will count for quorum purposes but the broker may not vote such shares with respect to non-routine matters including the adoption of the 2005 Omnibus Equity Plan. The Company urges all beneficial owners to provide instructions to their brokers on how to vote their shares. Failure to provide such instructions will have the same effect as voting against the proposed adoption of the Company's 2005 Omnibus Equity Plan. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld (e.g., abstentions and broker non-votes) will have no effect, as directors are elected by a plurality of votes cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

        The Board of Directors does not intend to bring any matter before the Meeting, except as specifically indicated in the foregoing notice, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The information set forth on the following table is furnished as of November 15, 2005 (except as otherwise noted), with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities. Except as otherwise indicated, the persons listed below have advised the Company that they have sole voting and investment power with respect to the shares listed as owned by them.

	Class A Common Stock(1)			Class B Common Stock
	Amount & Nature of Beneficial Ownership		Percent of Class	Amount & Nature of Beneficial Ownership		Percent of Class(2)	% Ownership of Common Stock(3)	% Voting Power(4)
FMR Corp.(5)	2,532,900		5.5	—		—	3.8	1.0
Capital Research and Management Company(6)	3,059,100		6.6	—		—	4.6	1.2
Delaware Management Holdings(7)	2,643,605		5.7	—		—	4.0	1.1
Mitchell Jacobson(8)	446,469	(10)	*	12,696,952	(11)	62.4	19.7	51.0
Marjorie Gershwind(8)	251,180	(12)	*	4,629,482	(13)	22.7	7.3	18.6
Erik Gershwind(8)	78,150	(14)	*	1,421,703	(15)	7.0	2.3	5.7
Stacey Bennett(8)	—		—	1,421,703	(16)	7.0	2.1	5.7
Trust under Trust Agreement Dated January 31, 1994(9)	—		—	1,132,800	(17)	5.6	1.7	4.5

*
Less than 1%

(1)
Does not include shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a share-for-share basis.

(2)
Percentages total more than 100% because of shared beneficial ownership of certain shares of Class B Common Stock described in footnotes 11 and 13.

(3)
Indicates percentage ownership of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock. See footnote 1.

(4)
Indicates percentage of aggregate number of votes which can be cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

(5)
Information as to shares owned by FMR Corp. is as of November 10, 2005, as set forth in an amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of FMR Corp. is 82 Devonshire St., Boston, MA 02109.

(6)
Information as to shares owned by Capital Research and Management Company is as of December 31, 2004, as set forth in an Amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of Waddell & Reed Financial, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

(7)
Information as to shares owned by Delaware Management Holdings is as of February 9, 2005, as set forth in an amendment to Schedule 13G filed with the Securities and Exchange Commission. The address of Delaware Management Holdings is 2005 Market Street, Philadelphia, PA 19103.

(8)
The address of each person is c/o MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.

(9)
The address of the Trust under Trust Agreement Dated January 31, 1994, is c/o Jacobson Family Investments, Inc., Carnegie Hall Tower, 152 West 57th Street, New York, New York 10019.

(10)
Includes (a) 130,169 shares of Class A Common Stock owned directly by Mr. Jacobson, (b) 116,300 shares of Class A Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2 and (c) 200,000 shares of Class A Common Stock issuable upon the exercise by Mr. Jacobson of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement. Mr. Jacobson disclaims beneficial ownership of all shares of Class A Common Stock owned by the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2.

        (Footnotes continued on next page)

(11)
Includes (a) 7,650,706 shares of Class B Common Stock owned directly by Mr. Jacobson, (b) 3,000,000 shares of Class B Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 2005 Grantor Retained Annuity Trust, (c) 1,100,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2 and (d) 946,246 shares of Class B Common Stock owned by Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust of which trust Mr. Jacobson is the sole trustee and over which shares he may be deemed to have beneficial ownership. Mr. Jacobson disclaims beneficial ownership of all shares of Class B Common Stock owned by the Mitchell Jacobson 2005 Grantor Retained Annuity Trust and the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2.

(12)
Includes 193,180 shares of Class A Common Stock owned directly by Ms. Gershwind and (b) 58,000 shares of Class A Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as Settlor of the Marjorie Diane Gershwind 2005 Charitable Remainder Unitrust.

(13)
Includes (a) 3,683,236 shares of Class B Common Stock owned directly by Ms. Gershwind and (b) 946,246 shares of Class B Common Stock which may be deemed to be beneficially owned by Ms. Gershwind as Settlor of the Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Interest Trust. Ms. Gershwind disclaims beneficial ownership of all shares of Class B Common Stock owned by the Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Interest Trust.

(14)
Includes 78,150 shares of Class A Common Stock issuable upon the exercise by Mr. Gershwind of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(15)
Includes 1,421,703 shares of Class B Common Stock owned directly by Mr. Gershwind.

(16)
Includes 1,421,703 shares of Class B Common Stock owned directly by Ms. Bennett.

(17)
Includes 1,132,800 shares of Class B Common Stock owned directly by the Trust under Trust Agreement Dated January 31, 1994.

Security Ownership of Management

        The following table sets forth certain information regarding the Class A Common Stock and Class B Common Stock beneficially owned by each director and nominee for director of the Company, by the Company's Chief Executive Officer, by each of the Company's four most highly compensated executive officers and by all directors, nominees for director and executive officers as a group, at the close of business on November 15, 2005. Except as otherwise indicated, the persons listed below have advised the Company that they have sole voting and investment power with respect to the shares listed as owned by them.

	Class A Common Stock(1)			Class B Common Stock
	Amount & Nature of Beneficial Ownership		Percent of Class	Amount & Nature of Beneficial Ownership		Percent of Class	% Ownership of Common Stock(2)	% Voting Power(3)
Charles Boehlke	117,513	(4)	*	—		—	*	*
Roger Fradin	42,000	(5)	*	—		—	*	*
Mitchell Jacobson	446,469	(6)	*	12,696,952	(7)	62.4	19.7	51.0
Denis Kelly	47,500	(8)	*	—		—	*	*
Raymond Langton	41,250	(9)	*	—		—	*	*
Philip Peller	26,161	(10)	*	—		—	*	*
David Sandler	118,865	(11)	*	—		—	*	*
James Schroeder	64,776	(12)	*	—		—	*	*
Ross Anker	35,648	(13)	*	—		—	*	*
All directors, nominees for director and executive officers as a group (twelve persons)	1,030,091		2.2	12,696,952		62.4	20.4	51.1

*
Less than 1%

(1)
Does not include shares of Class A Common Stock issuable upon conversion of shares of Class B Common Stock. Shares of Class B Common Stock are convertible at any time into shares of Class A Common Stock on a share-for-share basis.

(2)
Indicates percentage ownership of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock. See footnote 1.

(3)
Indicates percentage of aggregate number of votes which can be cast. On all matters to be voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Class A Common Stock and the Class B Common Stock vote together as a single class, with each record holder of Class A Common Stock entitled to one vote per share of Class A Common Stock and each record holder of Class B Common Stock entitled to 10 votes per share of Class B Common Stock.

(4)
Includes 24,513 shares of Class A Common Stock owned directly by Mr. Boehlke and 93,000 shares of Class A Common Stock issuable upon the exercise by Mr. Boehlke of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(5)
Includes 22,000 shares of Class A Common Stock jointly owned by Mr. Fradin and his wife and 20,000 shares of Class A Common Stock issuable upon the exercise by Mr. Fradin of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(6)
Includes (a) 130,169 shares of Class A Common Stock owned directly by Mr. Jacobson, (b) 116,300 shares of Class A Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2 and (c) 200,000 shares of Class A Common Stock issuable upon the exercise by Mr. Jacobson of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement. Mr. Jacobson disclaims beneficial ownership of all shares of Class A Common Stock owned by the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2.

(7)
Includes (a) 7,650,706 shares of Class B Common Stock owned directly by Mr. Jacobson, (b) 3,000,000 shares of Class B Common Stock which may be deemed to be beneficially owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 2005 Grantor Retained Annuity Trust, (c) 1,100,000 shares of Class B Common Stock owned by Mr. Jacobson as Settlor of the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2 and (d) 946,246 shares of Class B Common Stock owned by Marjorie Diane Gershwind 1994 Qualified Fifteen Year Annuity Trust of which trust Mr. Jacobson is the sole trustee and over which shares he may be deemed to have beneficial ownership. Mr. Jacobson disclaims beneficial ownership of all shares of Class B Common Stock owned by the Mitchell Jacobson 2005 Grantor Retained Annuity Trust and the Mitchell Jacobson 2005 Grantor Retained Annuity Trust #2.

        (Footnotes continued on next page)

(8)
Includes 10,000 shares of Class A Common Stock owned directly by Mr. Kelly and 37,500 shares of Class A Common Stock issuable upon the exercise by Mr. Kelly of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(9)
Includes 1,250 shares of Class A Common Stock owned directly by Mr. Langton and 40,000 shares of Class A Common Stock issuable upon the exercise by Mr. Langton of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(10)
Includes 1,777 shares of Class A Common Stock owned directly by Mr. Peller and 24,384 shares of Class A Common Stock issuable upon the exercise by Mr. Peller of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(11)
Includes 56,441 shares of Class A Common Stock owned directly by Mr. Sandler, 2,000 shares of Class A Common Stock held in trust by Mr. Sandler for the benefit of his children and 60,424 shares of Class A Common Stock issuable upon the exercise by Mr. Sandler of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(12)
Includes 20,880 shares of Class A Common Stock owned directly by Mr. Schroeder and 43,896 shares of Class A Common Stock issuable upon the exercise by Mr. Schroeder of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

(13)
Includes 11,098 shares of Class A Common Stock owned directly by Mr. Anker and 24,550 shares of Class A Common Stock issuable upon the exercise by Mr. Anker of options that are presently exercisable or exercisable within 60 days of the date of this proxy statement.

ELECTION OF DIRECTORS
(ITEM 1)

        Seven directors will be elected at the Meeting for a term of one year expiring at the annual meeting of shareholders to be held in 2007 and until their respective successors shall have been elected and shall qualify. Each of the nominees for director was previously elected a director of the Company by the shareholders.

        The election of directors requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Meeting. Each proxy received will be cast FOR the election of the nominees named below unless otherwise specified in the proxy.

        Each nominee has indicated that he is willing to serve as a director of the Company, if elected, and the Board of Directors of the Company has no reason to believe that any nominee may become unable or unwilling to serve. In the event that a nominee should become unavailable for election for any reason, the shares represented by a properly executed and returned proxy will be voted for any substitute nominee who shall be designated by the current Board of Directors. There are no arrangements or understandings between any director or nominee for director and any other person pursuant to which such person was selected as a director or nominee for director of the Company.

        The Company's Nominating and Corporate Governance Committee has reviewed the qualifications and independence of the nominees for director, and, with each member of the Nominating and Corporate Governance Committee abstaining as to himself, has recommended each of the other nominees for election to the Board of Directors.

Name of Nominee	Principal Occupation	Age	Director Since
Mitchell Jacobson	Chairman of the Board of Directors of the Company	54	October 1995
David Sandler	President and Chief Executive Officer of the Company	48	June 1999
Charles Boehlke	Executive Vice President and Chief Financial Officer of the Company	49	January 2001
Roger Fradin	President and Chief Executive Officer Automation and Control Solutions of Honeywell	52	July 1998
Denis Kelly	Partner of Scura, Rise & Partners LLC	56	April 1996
Raymond Langton	Co-founder and Chief Executive Officer of Applied Tech Products	61	July 1997
Philip Peller	Business Consultant; Retired Partner of Arthur Andersen LLP	66	April 2000

        Mitchell Jacobson was appointed Chairman of the Board of Directors of the Company in January 1998. Mr. Jacobson served as Chief Executive Officer of the Company from its formation in October 1995 until November 2005. Mr. Jacobson also served as President from the Company's formation until November 3, 2003. Mr. Jacobson has also been Chief Executive Officer of Sid Tool Co., Inc., a wholly-owned and the principal operating subsidiary of the Company (the "Operating Subsidiary") from June 1982 to November 2005 and President from June 1982 to November 2003.

        David Sandler was appointed Chief Executive Officer of the Company and the Operating Subsidiary in November 2005 and President of the Company in November 2003. From November 2000 to November 2005, Mr. Sandler served as Chief Operating Officer of the Company. From June 1999 to November 2003, Mr. Sandler served as Executive Vice President of the Company. From September 1998 to June 1999, he served as Senior Vice President of Administration of the Company.

From September 1997 to September 1998, Mr. Sandler was the Senior Vice President of Information Systems and Human Resources of the Company. From September 1996 to September 1997, Mr. Sandler served as the Vice President of Information Systems and Business Development of the Company. From 1995 to 1996, Mr. Sandler was the Director of Business Development of the Company. From 1993 to 1995, Mr. Sandler was the Director of Product Management and Purchasing of the Operating Subsidiary.

        Charles Boehlke was appointed Chief Financial Officer and Senior Vice President of the Company in June 2000 and was promoted to Executive Vice President of the Company in January 2003. From April 1996 to April 2000, Mr. Boehlke was the Vice President of Finance for North America operations at Arrow Electronics, Inc. From January 1994 to April 1996, Mr. Boehlke was the Chief Financial Officer of Black & Decker Mexico.

        Roger Fradin is the President and Chief Executive Officer of Automation and Control Solutions division of Honeywell, as of June 2002. From 2000 until June 2002, Mr. Fradin was President of the Security and Fire Solutions Division at Honeywell, Inc. From 1987 until 2000, Mr. Fradin was the President of the ADEMCO Group.

        Denis Kelly is a Partner of Scura, Rise & Partners LLC (a private investment banking firm), a position he has held since 2001. From July 1993 until 2001, Mr. Kelly was a Managing Director of Prudential Securities Incorporated. Before July 1993, Mr. Kelly was President of Denbrook Capital Corporation. Mr. Kelly is also a director and member of the audit committee of Kenneth Cole Productions, Inc.

        Raymond Langton is the Co-founder and Chief Executive Officer of Applied Tech Products, a leveraged buy-out firm. From 1995 to February 1997, Mr. Langton was the President and Chief Executive Officer of Chicago Rawhide Worldwide, a manufacturer of sealing devices and subsidiary of SKF USA Inc. (itself a subsidiary of AB SKF of Sweden, a manufacturer of sealing devices and ball bearings). From 1991 to 1995, Mr. Langton was President and Chief Executive Officer of SKF North America, a manufacturer of ball bearings and subsidiary of SKF USA, Inc. Mr. Langton is also a director of Berwind Corp. and the Superior Group, both of which are privately held companies.

        Philip Peller is a business consultant. Mr. Peller was a partner of Andersen Worldwide S.C. and Arthur Andersen LLP from 1970 until his retirement in 1999. Mr. Peller served as Managing Partner of Practice Protection and Partner Affairs for Andersen Worldwide S.C. from 1998 to 1999, and as Managing Partner of Practice Protection from 1996 to 1998. Mr. Peller also served as the Managing Director—Quality, Risk Management and Professional Competence for Arthur Andersen's global audit practice. Mr. Peller is also a director and Chairman of the Audit Committee of Kenneth Cole Productions, Inc.

        There are no family relationships among any of the directors or executive officers of the Company.

        The Board of Directors has determined based on written inquiries that Mr. Fradin, Mr. Kelly, Mr. Langton and Mr. Peller have no relationship with the Company whatsoever other than in their respective capacities as directors and de minimus shareholders and accordingly have no material relationship with the Company that would interfere with the exercise of independent judgment and are otherwise independent under Rule 10A-3 of the Exchange Act and the New York Stock Exchange listing standards.

Committees, Meetings and Compensation of the Board of Directors

        The Board of Directors held five meetings during the last fiscal year and acted by unanimous written consent on one occasion. Each of the directors attended 75% of the meetings of the Board of Directors and committees of the Board on which they served except for Roger Fradin who attended approximately 73% of the meetings of the Board of Directors and committees.

        The non-management directors, Mr. Fradin, Mr. Kelly, Mr. Langton and Mr. Peller, who are independent under the New York Stock Exchange listing standards, meet at regularly scheduled executive sessions without members of management present. From time to time, the Chairman of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, respectively, rotate serving as the presiding director at the executive sessions of the non-management independent directors. Interested parties may send communications to any of our board committees, any director or the non-management directors as a group by writing to such persons, c/o Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, New York 11747.

        The Company encourages attendance by directors at the Company's Annual Meeting. For the Company's 2005 Annual Meeting held on January 4, 2005, all of the current directors attended the Annual Meeting.

        The Board of Directors has a standing Audit Committee currently comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. Mr. Peller is the chairman of the Audit Committee. The Board of Directors has determined that Mr. Peller qualifies as an "audit committee financial expert" as defined in Item 401(h) of Regulation S-K of the Exchange Act. All members of the Audit Committee have no relationship with the Company whatsoever other than in their respective capacities as directors and de minimus shareholders and accordingly have no material relationship with the Company that would interfere with the exercise of independent judgment and are otherwise independent in accordance with Section 303A.02 of the New York Stock Exchange listing standards and Rule 10A-3 promulgated under the Exchange Act. The purpose of the Audit Committee is to (i) assist board oversight of the preparation and integrity of the Company's financial statements, the Company's compliance with its ethics policies and legal and regulatory requirements, the independent auditor's qualifications, performance and independence, and the performance of the Company's internal audit function and independent auditors; and (ii) to prepare an annual audit committee report to be included in the Company's proxy statement. The Audit Committee is directly responsible for the appointment and termination of the Company's independent auditors and for recommending to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee adopted a written charter during fiscal 2000 and amended the charter during fiscal 2003. The Audit Committee has the responsibilities and functions mandated by Section 303A.06 of the New York Stock Exchange listing standards and Rule 10A-3 promulgated under the Exchange Act, as set forth in its current charter, a copy of which is available at the Company's website and attached to the Company's 2003 Proxy Statement. The Audit Committee has the authority to engage independent counsel and other advisors as it determines is necessary to carry out its duties, and the Company must provide appropriate funding for the Audit Committee. The Audit Committee must also undertake an annual performance evaluation of its performance. The Audit Committee met four times and acted by unanimous written consent on one occasion in the fiscal year ended August 27, 2005.

        The Board of Directors has a standing Compensation Committee currently comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. All members of the Compensation Committee have no relationship with the Company whatsoever other than in their respective capacities as directors and de minimus shareholders and accordingly have no material relationship with the Company that would interfere with the exercise of independent judgment and are otherwise independent in accordance with Section 303A.02 of the New York Stock Exchange listing standards. Mr. Langton is the chairman of the Compensation Committee. The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer; evaluating the Chief Executive Officer's performance in light of those goals and objectives; determining and approving, either as a committee or together with other independent directors (as directed by the Board of Directors) the Chief Executive Officer's compensation level based on their evaluation of his performance; making recommendations to the

Board of Directors with respect to compensation other than the Chief Executive Officer's compensation, including with respect to incentive compensation plans and equity based plans of the Company; and producing a compensation committee report on executive compensation to be included in the Company's annual proxy statement. The Compensation Committee also administers the Company's 1995 Restricted Stock Plan, 1995 Stock Option Plan (the "1995 Option Plan"), 1998 Stock Option Plan (the "1998 Option Plan"), 2001 Stock Option Plan (the "2001 Option Plan") and the Associate Stock Purchase Plan. Pursuant to the 1995 Option Plan, the 1998 Option Plan and the 2001 Option Plan, the Compensation Committee has the authority to determine the persons to whom and the times at which options are to be granted, the number of option shares to be granted, the term and the vesting schedule of the options and the exercise price and other terms of options and to designate whether options granted are intended to qualify as incentive stock options or are to be non-qualified stock options. The Compensation Committee must also undertake an annual evaluation of its performance. The Compensation Committee has adopted a written charter, a copy of which is available on the Company's website. The Compensation Committee met six times in the fiscal year ended August 27, 2005.

        The Board of Directors has a standing Nominating and Corporate Governance Committee comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. All members of the Nominating and Corporate Governance Committee have no relationship with the Company whatsoever other than in their respective capacities as directors and de minimus shareholders and accordingly have no material relationship with the Company that would interfere with the exercise of independent judgment and are otherwise independent, in accordance with Section 303A.02 of the New York Stock Exchange listing standards. Mr. Kelly is the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors of the Company consistent with criteria approved by the Board of Directors; selecting or recommending the Board of Directors nominees for the Board of Directors; developing and recommending to the Board of Directors corporate governance principles applicable to the Company; and overseeing the evaluation of the Board of Directors and management of the Company. Only those candidates nominated by the Nominating and Corporate Governance Committee will be considered as nominees for the Board of Directors. The Nominating and Corporate Governance Committee must also undertake an annual evaluation of its performance. The Nominating and Corporate Governance Committee has adopted a written charter, a copy of which is available on the Company's website. The Nominating and Corporate Governance Committee met four times in the fiscal year ended August 27, 2005.

        The Company's policy is not to pay compensation to directors who are also associates of the Company. The Company annually grants options to purchase 5,000 shares of Class A Common Stock to non-employee directors upon their election and reelection to the Board of Directors. Directors elected other than at an annual meeting of shareholders receive a pro rata number of options. For the fiscal year ended August 27, 2005, the Company also paid each non-employee director compensation of $20,000 per annum and $1,500 per board meeting and committee meeting attended, and paid an annual fee of $5,000 to the chairman of each of the Audit and Compensation and Nominating and Corporate Governance committees with respect to their duties in such capacity in addition to the standard non-employee director compensation. Beginning in fiscal year 2006, the Company will pay each non-employee director compensation of $38,000 per annum and $2,000 per board meeting attended, and will continue to pay $1,500 per committee meeting attended and the annual fee of $5,000 to the chairman of each of the Audit and Compensation and Nominating and Corporate Governance committees with respect to their duties in such capacity in addition to the standard non-employee director compensation.

Policy Regarding Shareholder Nominations for Director

        The Corporate Governance and Nominating Committee of the Board of Directors believes that the best director candidates will be those who have a number of qualifications, including their independence, knowledge, judgment, integrity, character, leadership, skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths. There are no specific, minimum or absolute criteria for Board membership. The Corporate Governance and Nominating Committee also believes it is important that directors have demonstrated an ethical and successful career. This may include experience as a senior executive of a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited law or business school, experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization, or such other professional experience as the Committee shall determine shall qualify an individual for Board service. At all times, the Committee shall make every effort to ensure that the Board and its Committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by the New York Stock Exchange and/or the SEC. Backgrounds giving rise to actual or perceived conflicts of interest are undesirable. In addition, prior to nominating an existing director for re-election to the Board, the Committee will consider and review such existing director's Board and Committee attendance and performance, independence, experience, skills and the contributions that the existing director brings to the Board.

        The Corporate Governance and Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired. The Corporate Governance and Nominating Committee will review and consider recommendations from a wide variety of contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential director candidates. The Board retains complete independence in making nominations for election as a member of the Board.

        The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by shareholders in compliance with the Company's procedures and subject to applicable inquiries. The Corporate Governance and Nominating Committee's evaluation of candidates recommended by shareholders does not differ materially from its evaluation of candidates recommended from other sources. Any shareholder may recommend nominees for director at least 120 calendar days prior to the date on which the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, by writing to Thomas Eccleston, Secretary, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, NY 11747 giving the name, company stockholdings and contact information of the person making the nomination, the candidate's name, address and other contact information, any direct or indirect holdings of the Company's securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with the Company and/or the shareholder submitting the nomination, and any actual or potential conflicts of interest, the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and/or stock exchange requirements. All of these communications will be reviewed by our Secretary and forwarded to Denis Kelly, the Chair of the Corporate Governance and Nominating Committee for further review and consideration in accordance with this policy. Any such shareholder recommendation should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

Shareholder Communications Policy

        Any shareholder or other interested party who desires to communicate with the Company's Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Mitchell Jacobson, Chairman of the Board of Directors, MSC Industrial Direct Co., Inc., 75 Maxess Road, Melville, NY 11747, or to one of the non-management directors at the address indicated in the Company's annual proxy statement. Communications may be addressed to the Chairman of the Board, an individual director, a Board Committee, the non-management directors or the full Board.

Executive Officers

        The following individuals are the executive officers of the Company.

Name of Officer	Position	Age	Executive Officer Since
Mitchell Jacobson	Chairman of the Board of Directors	54	October 1995
David Sandler	President and Chief Executive Officer of the Company	48	January 1998
Charles Boehlke	Executive Vice President and Chief Financial Officer of the Company	49	June 2000
James Schroeder	Senior Vice President of Logistics of the Company	65	October 1995
Shelley Boxer	Vice President of Finance of the Company	58	October 1995
Thomas Eccleston	Vice President of Plant and Equipment and Secretary	57	October 1995
Thomas Cox	Senior Vice President of Sales	44	June 2000
Ross Anker	Senior Vice President of Product Management and Information Systems	42	September 2001

        James Schroeder, a director of the Company since inception to January 2004, was appointed Senior Vice President of Logistics of the Company in August 1997. From October 1995 to August 1997, Mr. Schroeder served as Vice President of Logistics of the Company. From 1995 to January 1998, Mr. Schroeder also served as Chief Operating Officer of the Company. Mr. Schroeder has also been Vice President of Logistics of the Operating Subsidiary since 1986.

        Shelley Boxer, a director of the Company since inception to January 2004, was appointed Vice President of Finance of the Company in June 2000. Mr. Boxer was the Vice President and Chief Financial Officer of the Company from its formation in October 1995 until June 2000. From June 1993 to October 1995, Mr. Boxer also served as Chief Financial Officer of the Operating Subsidiary. Mr. Boxer was the Vice President and Chief Financial Officer of Joyce International, Inc., a distribution and manufacturing company, from 1992 to 1993. From 1987 to 1992, Mr. Boxer was the Executive Vice President and Chief Financial Officer of Kinney Systems, Inc., an automobile parking facility and real estate company.

        Thomas Eccleston was appointed Vice President of Plant and Equipment and Secretary of the Company upon its formation in October 1995. Mr. Eccleston has also served as the Vice President of Plant and Equipment of the Operating Subsidiary since 1986.

        Thomas Cox was appointed Senior Vice President of Sales of the Company in April 2000. From September 1999 to April 2000, Mr. Cox was Vice President of Sales for the North Region of the

Company. From January 1998 to September 1999, Mr. Cox served as Regional Manager for the Midwest Region of the Company. From September 1997 to January 1998, Mr. Cox served as Director of Business Development for the Company. From 1995 to 1997, Mr. Cox was President of Mailnet Inc., an international delivery company.

        Ross Anker was appointed Senior Vice President of Product Management and Information Systems in September 2001. From November of 1996 to September 2001, Mr. Anker was Chief Information Officer of the Company. Prior to joining the Company, Mr. Anker was President and founder of a consulting company based in Cleveland, Ohio.

        Each executive officer serves until his successor is appointed and qualified or until earlier resignation, death or removal. There are no arrangements or understandings between any executive officer and any other person pursuant to which he was or is to be selected as an officer of the Company. The Company has entered into written agreements with David Sandler, President and Chief Executive Officer of the Company, Charles Boehlke, Chief Financial Officer and Executive Vice President of the Company, and James Schroeder, Senior Vice President of Logistics of the Company, as described on page 16 of this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

        Based solely upon a review of the filings furnished to the Company pursuant to Rule 16a-3(e) promulgated under the Exchange Act and written representations from its executive officers, directors and persons who own beneficially more than 10% of either the Class A Common Stock or the Class B Common Stock, all filing requirements of Section 16(a) of the Exchange Act were timely complied with during the fiscal year ended August 27, 2005.

EXECUTIVE COMPENSATION

        The following table sets forth, for the Company's last three fiscal years, the aggregate compensation awarded to, earned by or paid to the Company's Chief Executive Officer, and to each of the Company's other four most highly compensated executive officers who were serving as executive officers at the end of the Company's last fiscal year (collectively, the "Named Executive Officers"), for services rendered in all capacities to the Company and its subsidiaries. All compensation noted below, other than stock options, was paid by the Operating Subsidiary.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Other Annual Compensation(2)		Restricted Stock Awards(1)(3)	Securities Underlying Options(1)	All Other Compensation
Mitchell Jacobson Chief Executive Officer(10)	2005 2004 2003	$408,400 408,400 408,400	$750,000 550,000 275,000	— — —		— — —	0 0 0	$2,299 2,331 2,103	(4) (4) (4)
David Sandler President(10)	2005 2004 2003	$484,027 453,738 391,764	$620,000 457,000 225,000	$95,538 80,598 59,229	(5) (5) (5)	$475,259 367,900 —	61,000 70,000 0	$4,480 4,991 3,691	(6) (6) (6)
Charles Boehlke Executive Vice President	2005 2004 2003	$349,154 332,771 302,229	$363,000 227,000 150,000	— — —		$324,834 206,024 —	42,000 52,500 0	$4,470 4,980 3,670	(7) (7) (7)
James Schroeder Senior Vice President	2005 2004 2003	$340,000 329,072 330,501	$170,000 125,000 100,000	— — —		$150,072 109,804 —	20,000 23,000 0	$99,246 92,798 87,105	(8) (8) (8)
Ross Anker Senior Vice President	2005 2004 2003	$348,003 326,165 316,808	$204,000 150,000 140,000	— — —		$240,130 121,124 —	31,000 42,000 0	$2,126 2,054 1,932	(9) (9) (9)

        No stock appreciation rights or long-term incentive plan payments, as defined in the regulations of the Exchange Act governing the solicitation of proxies, were awarded to, earned by or paid to any of the Named Executive Officers during any of the last three fiscal years.

(1)
Amounts shown are for the year in which bonuses are paid or stock options granted; all such awards relate to prior fiscal year performance.

(2)
Includes perquisites and other annual benefits where such perquisites and benefits exceed the lesser of $50,000 or 10% of the officer's annual salary and bonus for the year. Of the amounts reported, items that exceeded 25% of the total perquisites and benefits reported for the officer are described below.

(3)
Amounts represent the market value of restricted stock awards on the date of grant. Dividends are paid on restricted shares. At August 27, 2005, David Sandler, Charles Boehlke, James Schroeder and Ross Anker held 26,494, 16,513, 8,141 and 11,098 restricted shares with a market value of $903,180, $562,928, $277,527 and $378,331, respectively.

(4)
Includes group term life insurance benefits of approximately $414, $446 and $423 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively. Also includes matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $1,885, $1,885 and $1,680 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively.

(5)
Includes housing allowance and rental payments of $62,523, $61,889 and $39,106 on an apartment maintained by the Company for Mr. Sandler's use in fiscal 2005, fiscal 2004 and fiscal 2003, respectively.

(6)
Includes group term life insurance benefits of approximately $280, $291 and $291 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively, and matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $4,200, $4,700 and $3,400 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively.

(7)
Includes group term life insurance benefits of $270, $280 and $270 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively and matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $4,200, $4,700 and $3,400 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively.

(8)
Includes group term life insurance benefits of approximately $1,906, $1,234 and $1,142 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively, and matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $2,877, $2,615 and $2,436 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively. Also includes approximately $94,463, $88,949 and $83,527 accrued by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively, in respect of annual post-retirement payments to be made to Mr. Schroeder pursuant to the terms and provisions of a written agreement between Mr. Schroeder and the Company which was terminated by the Company on September 1, 1997.

(9)
Includes group term life insurance benefits of $180, $187 and $174 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively, and matching contributions to the Operating Subsidiary's 401(k) Plan of approximately $1,946, $1,867 and $1,758 paid by the Company in fiscal 2005, fiscal 2004 and fiscal 2003, respectively.

(10)
On October 21, 2005, Mitchell Jacobson submitted, and the Company's Board accepted, his resignation as Chief Executive Officer of the Company effective November 9, 2005. Mr. Jacobson continues to serve as a Director and Chairman of the Board of Directors of the Company. On October 21, 2005, the Board appointed David Sandler to become Chief Executive Officer of the Company effective November 9, 2005.

Option Grants in Last Fiscal Year

        The following table sets forth information with respect to the grant of stock options under the 2001 Stock Option Plan by the Company during the fiscal year ended August 27, 2005 to the Named Executive Officers listed on the Summary Compensation Table.

	Individual Grants
Name	Number of Securities Underlying Options Granted(#)	Percentage of Total Options Granted to Associates in Fiscal Year (%)	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value($)(1)
Mitchell Jacobson	—	—	—	—	—
David Sandler	61,000	16.9	$32.40	10/26/11	862,540
Charles Boehlke	42,000	11.6	$32.40	10/26/11	593,880
James Schroeder	20,000	5.5	$32.40	10/26/11	282,800
Ross Anker	31,000	8.6	$32.40	10/26/11	438,340

(1)
The Black-Scholes option pricing model was used to calculate the Grant Date Present Value. The Company's use of this model should not be construed as an endorsement of its accuracy at valuing options. Among other things, the stock option model requires a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value for the option grants: expected life of 5.5 years, volatility of 48.7%, dividend yield of 1.23% and risk-free interest rate of 3.6%.

Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

        The following table sets forth information with respect to the exercise of stock options during the fiscal year ending August 27, 2005 and the value at August 27, 2005 of unexercised stock options held by the Named Executive Officers listed on the Summary Compensation Table.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at FYE Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FYE Exercisable/Unexercisable(1)
Mitchell Jacobson	—	—	150,000/100,000	$2,938,500/$1,959,000
David Sandler	161,057	$3,284,581	14,000/212,000	$149,520/$2,576,283
Charles Boehlke	88,000	$1,659,027	47,000/129,000	$674,331/$1,403,903
James Schroeder	269,222	$4,604,477	38,896/20,000	$557,043/$33,800
Ross Anker	91,220	$1,794,874	8,400/116,600	$89,712/$1,436,668

(1)
Fair market value of securities underlying the options at fiscal year end minus the exercise price of the options.

Employment Arrangements and Compensation Plans

        Charles Boehlke is employed as Executive Vice President and Chief Financial Officer of the Company pursuant to an agreement, dated as of June 19, 2000. Mr. Boehlke was promoted to Executive Vice President in January 2003. Mr. Boehlke is required to devote his full working time to the affairs of the Company. Under his agreement, Mr. Boehlke receives an annual base salary (currently set at $394,000) and is also entitled to participate in employee benefit and other fringe benefit plans made available to the executives of the Company. The agreement provides that if within two years after (i) a sale by the Company of all or substantially all of its assets, (ii) the consolidation of the Company, (iii) the merger of the Company with any entity as a result of which the Company is not the surviving entity as a public company or (iv) the sale of the Company's voting securities to one or more persons (other than Mitchell Jacobson and Marjorie Gershwind) as a result of which any such person shall possess more than 50% of the combined voting power of the Company's then outstanding securities (each such event, a "Change in Control"), there is a change in the circumstances of Mr. Boehlke's employment, such as (i) a material reduction or change in his employment duties or reporting responsibilities, (ii) a reduction in the annual base salary from the annual base salary received prior to a Change in Control or (iii) a material diminution in his status, working conditions or other economic benefits from those in effect immediately prior to a Change in Control (each such event, a "Changed Circumstance"), Mr. Boehlke may terminate his employment with the Company. Upon such termination, or if within two years after a Change in Control the Company terminates Mr. Boehlke's employment other than for cause, the Company will pay Mr. Boehlke an amount equal to his annual base salary at the time of such termination plus the amount of any bonus paid to him in the fiscal year ending immediately prior to such termination. The agreement provides that in the event of the termination of Mr. Boehlke's employment other than for cause, he is entitled to a severance payment in an amount equal only to the highest annual base salary he received at any time during the period of his employment. Mr. Boehlke's agreement provides that no amount shall be paid to him if such payment would restrict the ability of the Company to utilize the "pooling of interests" method of accounting. This method of accounting is no longer permitted under generally accepted accounting principles. In addition, upon the termination of Mr. Boehlke's employment other than for cause, the Company is to retain Mr. Boehlke to provide financial consulting services for a one-year period commencing on the date of such termination, for not more than ten (10) hours in any calendar quarter. For such financial consulting services, the Company is to pay Mr. Boehlke $2,500 per annum.

        In January 1999, the Company entered into written agreements with each of James Schroeder and David Sandler (each, an "Executive"). Each agreement provides that in the event of a Change in Control, the Company shall pay to James Schroeder and David Sandler, $2,000,000 and $1,200,000, respectively. Each agreement further provides that if within five years after a Change in Control, there is a Changed Circumstance, the Executive may terminate his employment with the Company. Upon such termination, or if within five years after a Change in Control the Company terminates the Executive's employment other than for cause, the Company will pay the Executive a lump sum equal to the difference between (i) the sum of (a) five times the Executive's annual base salary prior to a change in the circumstances of the Executive's employment or termination other than for cause and (b) five times the largest annual bonus paid to the Executive during the three fiscal years prior to the Executive's termination and (ii) the aggregate of all base salary and bonus amounts paid to the Executive from the Change in Control to the Executive's termination. Each agreement provides that no amount shall be paid to the Executives if such payment would restrict the ability of the Company to utilize the "pooling of interests" method of accounting. This method is no longer permitted under generally accepted accounting principles. The Company has also agreed to indemnify each of Mr. Schroeder and Mr. Sandler on an after tax basis (giving effect to the indemnity payments) for certain taxes that they may become liable for on account of the payments described above.

        James Schroeder is employed as Senior Vice President of Logistics of the Company. Mr. Schroeder and the Company are parties to a written agreement which provides for annual benefit payments to Mr. Schroeder for seven years upon his retirement, or his termination by the Company without cause or, in the event of his death, to his designated beneficiary. The benefit is based upon the growth in the Company's earnings before interest and taxes over a certain base amount. The Company may terminate the agreement at any time and elect to prepay Mr. Schroeder any benefits accrued by the Company up to the date of such termination. The Company exercised its right to terminate the agreement with Mr. Schroeder as of September 1, 1997. Under the terms of the agreement, the Company is obligated to accrue to Mr. Schroeder's benefit the total amount that would be due as if September 1, 1997 were Mr. Schroeder's normal retirement date. Accordingly, the total amount due to Mr. Schroeder is $1,618,066 of which $94,463 represents interest accrued in fiscal 2005. This amount will accrue interest until Mr. Schroeder's normal retirement date and may be prepaid, at the Company's election, at any time, without penalty.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        During fiscal 2005, the Compensation Committee consisted of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. None of the members of the Compensation Committee was, during such year, an officer of the Company or any of its subsidiaries or had any relationship with the Company other than serving as a director of the Company and a de minimis stockholder. In addition, no executive officer of the Company served as a director or a member of the compensation committee of any other entity one of whose executive officers served as a director or on the Compensation Committee of the Company.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        During fiscal 2005, the Compensation Committee (the "Compensation Committee") was comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller.

        The Compensation Committee is responsible for reviewing and recommending to the Board of Directors the overall direction for the executive compensation strategy of the Company and for the ongoing monitoring of the strategy. In addition to the matters described on page 9 of this proxy statement, the Compensation Committee is responsible for recommending and reviewing the compensation of the executive officers, recommending new incentive compensation plans and recommending changes and improvements to existing compensation plans, all subject to approval by the Board of Directors. The Compensation Committee makes its compensation determinations based upon its own analysis of information it compiles and the business experience of the members. In addition, the views of Mitchell Jacobson, as Chairman of the Board of the Company, and David Sandler, Chief Executive Officer of the Company, are, and will continue to be, considered by the members of the Compensation Committee in their review of the performance and compensation of individual executives. In June 2005, the Company engaged an independent consulting firm to assist the Compensation Committee on compensation matters. To assist in the determination of executive and director compensation levels for fiscal 2006, the Compensation Committee reviewed, with input from the independent consulting firm, among other materials, compensation information compiled from public companies having similar characteristics (size, profitability, geography, business lines, growth, etc.) to those of the Company.

Overall Policy

        The Compensation Committee believes that the Company's executive officers constitute a highly qualified management team and are largely responsible for the Company's success. The Compensation Committee further believes that the stability of the management team is a contributing factor to the Company's success. In order to promote stability, the Company's strategy is to (i) compensate its executive officers principally through a competitive base salary set at a sufficiently high level to retain and motivate these officers, (ii) link a portion of the executive officers' compensation to their performance and the Company's profitability for each fiscal year, and (iii) align the financial interests of the Company's executive officers with those of the Company's shareholders. The compensation objectives of the Compensation Committee and the Board of Directors are designed to provide competitive levels of compensation consistent with the Company's annual and long-term performance goals, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives.

        The major elements of the executive compensation program are base salary, annual incentive bonuses and long-term incentive compensation in the form of stock options, restricted stock grants and other equity based instruments. Executive officers are also entitled to customary benefits generally available to all associates of the Company, including group medical and life insurance and a 401(k) plan. Overall compensation is intended to be consistent with companies of similar characteristics (size, profitability, geography, business lines, growth, etc.) (the "peer group"). The peer group for purposes of determining compensation of executive officers is not the same group of companies which are included in the industry index which appears on the performance graph contained in this proxy statement. The purpose of the industry index is to compare the performance of the Class A Common Stock to the performance of the stock of companies with similar businesses to the Company. The peer group is used for purposes of compensation matters in order to provide a more accurate measure of the compensation paid to executives of comparable companies. In any particular year, the Company's executives may be paid more or less than the executives of competitors, depending upon the Company's overall financial performance and other factors. For the fiscal year ended August 27, 2005, the Compensation Committee believes that the Company's senior executives were paid competitively as compared to comparable executives in the peer group.

        The Compensation Committee periodically evaluates the performance targets and economic components of our compensation programs, emphasizing those short or long term compensation alternatives (cash, options and restricted stock) that best incentivize personnel at different levels of our organization.

        In fiscal 2005 and the first quarter of fiscal 2006, the Compensation Committee, the Board and senior management with assistance and input from the independent consulting firm, conducted a detailed review of the Company's overall compensation objectives and programs, including the amount and form of future equity based compensation, for fiscal 2006 and thereafter. On November 23, 2005, the Board of Directors approved, subject to shareholder approval at the 2006 Annual Meeting, an Omnibus Equity Plan, covering stock options, restricted stock, and stock appreciation rights, to replace the 1995, 1998, and 2001 Stock Option Plans, and the 1995 Restricted Stock Plan (the "Previous Plans").

        The Omnibus Equity Plan will cover an aggregate of up to 3,000,000 shares, and will be in lieu of and will replace the aggregate 3,507,087 shares currently remaining available for future grant under the Previous Plans, for an aggregate of 507,087 fewer shares available for future grants. If the Omnibus Equity Plan is approved by shareholders, the Company will not grant any future awards under the Previous Plans, although it will deliver shares upon the exercise of options already granted under the Previous Plans.

Federal Income Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") limits the amount of compensation a publicly held corporation may deduct as a business expense for Federal income tax purposes. The limit, which applies to a company's chief executive officer and the four other most highly compensated executive officers, is $1 million, subject to certain exceptions (including the exclusion from the cap generally of performance-based compensation). The Compensation Committee has determined that compensation payable to the executive officers should generally meet the conditions required for full deductibility under Code Section 162(m). However, the Compensation Committee also recognizes that in certain instances it may be in the best interest of the Company to provide compensation that is not fully deductible and the Company does expect to pay certain of its executive officers compensation which will not qualify for deductibility under Code Section 162(m).

Base Salary

        Base salaries for the Company's senior executives are influenced by a variety of objective and subjective factors. Particular consideration is given to a comparison of the salaries at companies in the peer group and the executive's level of responsibility, tenure with the Company, prior year's compensation and effectiveness of management. The Compensation Committee has also relied heavily on the recommendations of Mitchell Jacobson, Chairman of the Board of the Company, and David Sandler, Chief Executive Officer of the Company, in setting the compensation of the executive officers.

Annual Incentive Bonuses

        Each fiscal year, the Company establishes a bonus pool based on financial and non-financial goals. The award of bonuses are at the Compensation Committee's sole discretion. Factors considered in awarding a bonus are the Company's core execution of Key Performance Metrics and Key Business Initiatives, financial targets (such as earnings per share) and the associate's level of responsibility, exhibited individual initiative, and effectiveness of management.

Long-Term Incentive Compensation

        The Compensation Committee and the Company recognizes the importance long-term incentive compensation as a correlation between the performance of the Company as a whole and the executive's individual performance. Accordingly, the Company reinforces this importance of producing satisfactory returns to shareholders over the long term through the operation of the 1995 Option Plan, the 1998 Option Plan, the 2001 Option Plan and the 1995 Restricted Stock Plan. Stock option grants provide executives with the opportunity to acquire an equity interest in the Company and the Restricted Stock grants confer an immediate equity interest in the Company. Both of these types of grants align the executive's interest with that of the shareholders to create shareholder value as reflected in the growth in the price of the Class A Common Stock.

        1995, 1998 and 2001 Option Plans.    The 1995 Option Plan, 1998 Option Plan, and 2001 Option Plan (collectively, the "Option Plans") are administered by the Compensation Committee, which may designate granted options as incentive stock options, non-qualified stock options or a combination thereof. The Compensation Committee has the discretion, subject to certain limitations, to determine the participants under the Option Plans, the time and price at which options will be granted, the period during which options will be exercisable and the number of shares subject to each option. Under the Option Plans, the per share exercise price of any option which is a non-incentive stock option may not be less than 85% of the fair market value of a share of Class A Common Stock on the date of grant (except for non-incentive stock options granted to any person who is or may reasonably be expected to become a "covered employee" under section 162(m)(3) of the Code, in which case the per share exercise price of such options may not be less than 100% of such fair market value). The aggregate fair market value of the shares of Class A Common Stock for which a participant may be granted incentive stock options which are exercisable for the first time in any calendar year may not exceed $100,000. No participant may be granted options to purchase more than 1,000,000 shares of the Class A Common Stock under the 1995 Option Plan and 400,000 shares of Class A Common Stock under the 1998 Option Plan and 2001 Option Plan. This approach provides an incentive to the executive officers to increase shareholder value over the long term, since the full benefit of the options granted cannot be realized unless stock price appreciation occurs over a number of years. On November 23, 2005, the Board of Directors approved, subject to shareholder approval at the 2006 Annual Meeting, an Omnibus Equity Plan, covering stock options, restricted stock and stock appreciation rights, to replace the Previous Plans. The Omnibus Equity Plan will cover an aggregate up to 3,000,000 shares, and will be in lieu of and will replace the aggregate 3,507,087 shares currently remaining available for future grant under the Previous Plans, for an aggregate of 507,087 fewer shares available for future grants. If the Omnibus Equity Plan is approved by shareholders, the Company will not grant any future awards under the Previous Plans, although it will deliver shares upon the exercise of options already granted under the Previous Plans.

Chief Executive Officer's Fiscal 2005 Compensation

        The compensation paid to the Company's Chairman, Mitchell Jacobson, in fiscal 2005 (during which term he served as Chief Executive Officer) consisted of base salary and an annual incentive bonus. Mr. Jacobson received an annual base salary of $408,400. Mr. Jacobson received a $750,000 bonus in fiscal 2005. This bonus was awarded based on fiscal 2004 performance. On October 21, 2005, Mr. Jacobson submitted, and the Company's Board accepted, his resignation as Chief Executive Officer of the Company effective November 9, 2005. Mr. Jacobson will continue to serve as a Director and Chairman of the Board of the Company. On October 21, 2005, the Board appointed David Sandler, who was President and Chief Operating Officer of the Company at that time, to become Chief Executive Officer of the Company effective November 9, 2005. Mr. Sandler's fiscal 2006 annual base salary and fringe benefits will be determined in the future, including based on information provided by an independent consulting firm, and any bonus with respect to fiscal 2006 will be determined by the Compensation Committee in its discretion consistent with past practices.

COMPENSATION COMMITTEE
Roger Fradin Denis Kelly Raymond Langton Philip Peller

REPORT OF AUDIT COMMITTEE

        During fiscal 2005, the Audit Committee (the "Committee") was comprised of Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller. All members of the Audit Committee are independent in accordance with the requirements of the New York Stock Exchange and the Securities and Exchange Commission. The Committee adopted a written charter during fiscal 2000 and amended the charter during fiscal 2003, a copy of which is available on the Company's website and attached to the Company's 2003 Proxy Statement. The Audit Committee met four times and acted by unanimous written consent on one occasion in the fiscal year ended August 27, 2005.

        The Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K with management and discussed the quality and acceptability of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company's financial statements.

        The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to the Company, and considered the compatibility of non-audit services with the auditors' independence.

        The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

        In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended August 27, 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Roger Fradin Denis Kelly Raymond Langton Philip Peller

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG MSC INDUSTRIAL DIRECT CO., INC., THE S & P MIDCAP 400 INDEX
AND THE DOW JONES US BUSINESS SUPPORT SERVICES INDEX

*
$100 invested on 8/26/00 in stock or on 8/31/00 in index-including reinvestment of dividends. Indexes calculated on month-end basis.

Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Erik Gershwind, the nephew of Mitchell Jacobson, Chairman of the Board of the Company, and the son of Marjorie Gershwind, Mr. Jacobson's sister, is employed by the Company as the Vice President, Product Management. Mr. Gershwind is currently compensated at the rate of $190,888 per annum. Mr. Gershwind is also entitled to participate in all of the employee benefit plans available to all of the Company's associates.

        An entity owned and controlled by Mitchell Jacobson, the Chairman of the Board of the Company, and Marjorie Gershwind, Mr. Jacobson's sister, leases a distribution center, located in Atlanta, Georgia, to the Operating Subsidiary. The square footage of the distribution center is approximately 529,000 square feet. The terms of the lease agreement were independently determined to be at fair market value at the time the lease was entered into. The rent paid by the Operating Subsidiary was approximately $1,664,000 in fiscal 2005 and is anticipated to be approximately $1,666,000 in fiscal 2006. The rent to be paid by the Operating Subsidiary under the remaining lease term, which expires or is subject to renewal in fiscal 2023, is approximately $30,733,000.

        Additionally, an entity owned and controlled by Mitchell Jacobson and Marjorie Gershwind leased a branch office with square footage of approximately 9,000 square feet to the Operating Subsidiary during fiscal 2005. The rent paid by the Operating Subsidiary was approximately $70,000 in fiscal 2005 and is anticipated to be $70,000 in fiscal 2006. The aggregate rent to be paid by the Operating Subsidiary under the remaining lease term, which expires in fiscal 2010, is approximately $328,000. The Company believes that the terms of the foregoing arrangement was at least as favorable to the Company as could have been obtained from unaffiliated third parties at the time the lease was entered into.

        See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" for certain relationships and related party transactions involving certain of the Company's directors.

APPROVAL OF ADOPTION OF MSC INDUSTRIAL DIRECT CO., INC.
2005 OMNIBUS EQUITY PLAN
(ITEM 2)

        On November 23, 2005, the Board of Directors (the "Board") approved, subject to shareholder approval at the 2006 Annual Meeting, the 2005 Omnibus Equity Plan (the "Omnibus Equity Plan"), covering stock options, restricted stock and stock appreciation rights, to replace the 1995, 1998, and 2001 Stock Option Plans, and the 1995 Restricted Stock Plan (the "Previous Plans").

        The Omnibus Equity Plan will cover an aggregate of up to 3,000,000 shares, and will be in lieu of and will replace the aggregate 3,507,087 shares currently remaining available for future grant under the Previous Plans, for an aggregate of 507,087 fewer shares available for future grants. The Board of Directors believes it is in the best interest of the Company and its shareholders to maintain the availability of long term equity based incentive compensation awards, and to reduce the overall dilutive effect of such awards. The Omnibus Equity Plan accomplishes these goals, while providing the flexibility needed to meet the Company's future compensation needs. The following summary of certain features of the Omnibus Equity Plan is qualified in its entirety by reference to the full text of the Omnibus Equity Plan, which is attached to the proxy statement as Exhibit A.

        The affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock present in person or by proxy at the meeting is required for adoption of this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE OMNIBUS EQUITY PLAN. PROXIES RECEIVED IN RESPONSE TO THIS SOLICITATION WILL BE VOTED FOR THE ADOPTION OF THE OMNIBUS EQUITY PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY.

Purpose of the Omnibus Equity Plan

        The purpose of the Omnibus Equity Plan is to attract and retain persons eligible to participate in the Omnibus Equity Plan ("Participants"), motivate Participants to achieve long-term Company goals, and further align Participants' interests with those of the Company's other stockholders.

Stock Subject to the Omnibus Equity Plan

        The Omnibus Equity Plan will cover an aggregate of up to 3,000,000 shares of Class A Common Stock, and will be in lieu of and will replace the aggregate 3,507,087 shares currently remaining available for future grant under the Previous Plans, for an aggregate of 507,087 fewer shares available for future grants. The market value of Class A Common Stock as reflected in the closing sale price of a share of Class A Common Stock on the New York Stock Exchange on November 25, 2005, was $39.70.

        To the extent any shares of Common Stock covered by a Stock Appreciation Right, Stock Option or Stock Award (as defined below, each an "Award") are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, lapses without exercise, is canceled or otherwise terminated, or the shares of Common Stock are not delivered because the Award is settled in cash or are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Omnibus Equity Plan with respect to, and shall be available for, future grants of Awards.

        In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Omnibus Equity Plan, (b) number and kind of shares subject to outstanding Awards, (c) exercise price of outstanding Stock Options and Stock Appreciation Rights and (d) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

        In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided under the Omnibus Equity Plan and/or in the discretion of the Administrator, each Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

        However, no adjustment shall be made in any of the foregoing circumstances to the extent that such adjustment would violate Section 409A of the Code. It is not possible to determine the value of a grant of Awards to Non Employee Directors (as defined in the Omnibus Equity Plan) under the Omnibus Equity Plan as the Fair Market Value (as defined below) of Class A Common Stock underlying such Awards cannot be determined until the date of grant. Future Awards under the Omnibus Equity Plan to executive officers and employees are discretionary and cannot be determined at this time. We therefore have not included any such Awards in a table herein.

Duration and Modification

        The Omnibus Equity Plan shall terminate on January 3, 2016 or such earlier time as the Board may determine.

        The Board may at any time terminate, amend, alter, or discontinue the Omnibus Equity Plan; provided, however, no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate (as defined under the Omnibus Equity Plan) under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or (iii) made to avoid the violation of Section 409A of the Code.

        The Omnibus Equity Plan cannot be amended or altered without the approval of a majority vote of the Company's shareholders, present in person or by proxy at any special or annual meeting of the shareholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed. The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in the Omnibus Equity Plan no such amendment shall adversely affect the rights of a Participant without the Participant's consent.

Administration

        The Omnibus Equity Plan shall be administered by the Compensation Committee, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be "non-employee directors" within the meaning of Section 16 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder and "outside directors" within the contemplation of Section 162(m) of the Code; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. Under the Omnibus Equity Plan, the term "Administrator" means the Board, the Compensation Committee or any of the Board's other Committees as shall be administering the Plan. A majority of the members of the Compensation Committee, such other Committee or the Board, as applicable, shall constitute a quorum, and all determinations shall be made by a majority of the members thereof.

        The Administrator shall have the authority to, among other thing, grant Awards pursuant to the terms of the Omnibus Equity Plan to Eligible Individuals (as defined below); to determine whether and to what extent Awards are to be granted; to approve the forms of agreement for use under the Omnibus Equity Plan; to determine the number of shares of Stock to be covered by each Award granted; to determine the terms and conditions, not inconsistent with the terms of the Omnibus Equity Plan, of any Award granted (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine); to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the Omnibus Equity Plan and (ii) extension of the post-termination exercisability period of Stock Options provided, however, that no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid the violation of Section 409A of the Code; to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; to determine the Fair Market Value, as defined in the Omnibus Equity Plan; and to determine the type and amount of consideration to be received by the Company for any Stock Award issued.

        The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Omnibus Equity Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Omnibus Equity Plan and any Award issued under the Omnibus Equity Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Omnibus Equity Plan.

Eligibility and Extent of Participation

        An "Eligible Individual" under the Omnibus Equity Plan means any officer, employee, associate or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

        Participation shall be limited to such persons as are selected by the Administrator. The provisions of Awards need not be the same with respect to each Participant. Subject to adjustment as provided in the Omnibus Equity Plan, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 400,000 shares.

Stock Options

        Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate whether it is intended to be an agreement for an Incentive Stock Option (as defined in the Omnibus Equity Plan) or a Non-Qualified Stock Option (as defined in the Omnibus Equity Plan). The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder. Except as otherwise provided in the Omnibus Equity Plan, Stock Options shall be subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator.

        The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

        The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier.

        Stock Options shall be treated as Non-Qualified Stock Options if the aggregate Fair Market Value (as defined below) of Class A Common Stock with respect to Incentive Stock Options which are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000.

        For purposes hereof, "Fair Market Value" means, as of any given date, the fair market value of Class A Common Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share on any date shall be the closing sales price per share of Class A Common Stock on the New York Stock Exchange (or the principal stock exchange or market on which Class A Common Stock is then traded) on the business day preceding the date as of which such value is being determined or the last previous day on which a sale was reported if no sale was reported on such date of the Class A Common Stock on such Exchange on such business day.

Exercise of Options

        Except as otherwise provided in the applicable option agreement, an Optionee may not exercise a Stock Option during the period commencing on the date of the grant of such Stock Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable option agreement, the Optionee may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Stock Option with respect to one-fourth of the shares granted thereby; (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Stock Option with respect to one-half of the shares granted thereby; (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Stock Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Stock

Option expires pursuant to the terms of the Omnibus Equity Plan, exercise such Stock Option with respect to all of the shares granted thereby. The Administrator may at any time waive the installment exercise provisions in any Stock Option or accelerate the exercisability of any Stock Option, in whole or in part, based on such factors as the Administrator may determine. Notwithstanding the foregoing, no Stock Option shall be fully vested or exercisable prior to the third anniversary of the date of grant of such Stock Option, provided that Stock Options granted to non-employee directors of the Company may be fully vested or exercisable by the second anniversary of the date of grant of such Stock Option.

        Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased. The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of mature shares of unrestricted Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of mature Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii), provided that the form of payment would not cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

        If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

        Shares of Common Stock shall not be issued upon exercise of a Stock Option until full payment has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided under the Omnibus Equity Plan or in the applicable option agreement.

Term and Transferability

        The term of each Stock Option shall be fixed by the Administrator at the time of grant, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

        Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution (a "Permitted Transferee"). An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee. The terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement, any transferee permitted under the applicable option agreement and any Permitted Transferee. Notwithstanding the foregoing, references to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

Termination of Service

        If an Optionee's employment or provision of services terminates by reason of death, Disability or Retirement (as defined under the Omnibus Equity Plan), any Stock Option held by such Optionee may thereafter be exercised for a period of one year from the date of such death or termination of employment or services, as applicable, or until the expiration of the stated term of such Stock Option, whichever period is shorter.

        If an Optionee's employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

        If an Optionee's employment or provision of services terminates involuntarily for Cause (as defined in the Omnibus Equity Plan) vesting of all outstanding Stock Options held by such Optionee shall thereupon terminate and all Stock Options held by such Optionee shall thereupon terminate.

        If an Optionee's employment or provision of services is terminated by the Optionee for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

        If an Optionee's employment by, or provision of services to, the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer shall not be a termination of employment or provision of services for purposes of this Omnibus Equity Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

        Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination shall be tolled for any applicable window/blackout period restrictions under the Company's insider trading policy.

Stock Appreciation Rights

        Stock Appreciation Rights may be issued subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, limitations and contingencies as the Administrator shall determine. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in shares of Stock, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

        Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

        Stock Appreciation Rights may be granted under the Omnibus Equity Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant and except as otherwise provided in the Omnibus Equity Plan, determine when a Stock Appreciation Right shall terminate and no longer be exercisable.

Exercise of Stock Appreciation Rights

        Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may not exercise a Stock Appreciation Right during the period commencing on the date of the grant of such Stock Appreciation Right to him or her and ending on the day immediately preceding the first anniversary of such date.

        Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may not exercise a Stock Appreciation Right during the period commencing on the date of the grant of such Stock Appreciation Right to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Appreciation Right and ending on the day immediately preceding the second anniversary of such date, exercise the Stock Appreciation Right with respect to one-fifth of the shares to which the Stock Appreciation Right applies, (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise the Stock Appreciation Right with respect to two-fifths of the shares to which the Stock Appreciation Right applies, (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise the Stock Appreciation Right with respect to three-fifths of the shares to which the Stock Appreciation Right applies; (iv) during the period commencing on the fourth anniversary of the date of such grant and ending on the day immediately preceding the fifth anniversary of such date, exercise the Stock Appreciation Right with respect to four-fifths of the shares to which the Stock Appreciation Right applies; and during the period commencing on the fifth anniversary of such date and ending at the time the Stock Appreciation Right expires pursuant to the terms of the Omnibus Equity Plan, exercise the Stock Appreciation Right with respect to all the shares to which the Stock Appreciation Right applies.

        The Administrator may at anytime, in whole or in part, accelerate the exercisability of any Stock Appreciation Right. Notwithstanding the foregoing, no Stock Appreciation Right shall be fully vested or exercisable prior to the third anniversary of the date of grant of such Stock Appreciation Right, provided that Stock Appreciation Rights granted to non-employee directors of the Company may be fully vested or exercisable by the second anniversary of the date of grant of such Stock Appreciation Right.

        Subject to the provisions of the Omnibus Equity Plan, Stock Appreciation Rights may be exercised, in whole or in part, at such time or times during the exercisability as determined by the Administrator by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

Terms and Transferability

        The term of each Stock Appreciation Right shall be fixed by the Administrator at the time of grant.

        A Stock Appreciation Right (i) shall be transferable to a Family Member of the Participant, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Appreciation Rights shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. A Stock Appreciation Right shall be exercisable only by the Participant, guardian or legal representative of the Participant or any person to whom the Stock Appreciation Right is transferred pursuant to the foregoing.

Termination of Service

        If a Participant's employment or provision of services terminates by reason of death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised for a period of one year from the date of such death or termination of employment or services, as applicable, or until the expiration of the stated exercisability period of such Stock Appreciation Right, whichever period is shorter.

        If a Participant's employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

        If a Participant's employment or provision of services terminates involuntarily for Cause vesting of all outstanding Stock Appreciation Rights held by such Participant shall thereupon terminate and all Stock Appreciation Rights held by such Participant shall thereupon terminate.

        If a Participant's employment or provision of services is terminated by the Participant for any reason other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

        Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination shall be tolled for any applicable window/blackout period restrictions under the Company's insider trading policy.

Stock Awards

        A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units." Stock Awards may be directly issued under the Omnibus Equity Plan (without any intervening options), subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Subject to the provisions of the Omnibus Equity Plan, Stock Awards may be issued which vest in one or more installments over the Participant's period of employment and/or other service to the Company and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator. Notwithstanding the foregoing, the restrictions on any Stock Award shall not terminate with respect to all shares subject thereto prior to the third anniversary of the date of grant of such Stock Award, provided that restrictions on any Stock

Awards granted to non-employee directors of the Company may terminate as to all the shares subject thereto by the second anniversary of the date of grant of such Stock Award.

        Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

        A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation, cash or cash equivalents; past services rendered to the Company or any Affiliate; or future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

        Except as provided in the applicable restricted stock agreement or restricted stock unit agreement (including without limitation any provision regarding the accelerated termination of restrictions and/or the forfeiture of Restricted Stock upon the death, Disability, Retirement, termination with or without cause or other termination of employment or services of the Participant), the restrictions on any Stock Award shall terminate as follows: (a) as to one-half of the restricted shares granted thereby, on the third anniversary of the date of grant of such Stock Award; (b) as to an additional one-fourth of the restricted shares granted thereby, on the fourth anniversary of the date of grant of such Restricted Stock; and (c) as to an additional one-fourth of the restricted shares granted thereby, on the fifth anniversary of the date of grant of such Restricted Stock. A Participant, at his or her option, will be entitled to make the election permitted under section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock as of the date or date on which such restrictions lapse.

        The Administrator is authorized to adopt, from time to time, such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock to such Participant and/or cause the forfeiture of any Restricted Stock as to which restrictions have not yet lapsed.

Performance Awards

        The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant. The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under the Omnibus Equity Plan in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

        If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee (as defined in the Omnibus Equity Plan) should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in the Omnibus Equity Plan.

        The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the

Administrator consistent with the Omnibus Equity Plan. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Administrator result in the performance goals being "substantially uncertain." The Administrator may determine that more than one performance goals must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

        One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall exclusively be used by the Administrator in establishing performance goals for such Performance Awards: (a) attainment of the Company's Key Operating Metrics, (b) attainment of the Company's Key Business Initiatives, (c) total stockholder return; (d) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (e) net income; (f) pre-tax earnings; (g) EBITDA; (h) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (i) operating margin; (j) earnings per share; (k) return on equity; (l) return on capital; (m) return on investment; (n) operating income, excluding the effect of charges for acquired in-process technology and before payment of executive bonuses; (o) earnings per share, excluding the effect of charges for acquired in-process technology and before payment of executive bonuses; (p) working capital; (q) net capital provided by operating activities less expenditures for property, plant and equipment; (r) total revenues; (s) free cash flow; and (t) a percentage of incremental revenue dollars converted into operating income ("read through").

        The Administrator may adjust such criteria targets to mitigate the effect of unbudgeted or unplanned events not foreseen at the time the targets were established, such as (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses.

Performance Period

        Achievement of performance goals in respect of such Performance Awards shall be measured over such periods of at least 12 months' duration as may be specified by the Administrator. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Section 162(m) of the Code.

Settlement of Performance Awards

        Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to the Omnibus Equity Plan. The Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment at least six months prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

Change of Control

        Notwithstanding any other provision of the Omnibus Equity Plan to the contrary and subject to the provisions of the Omnibus Equity Plan which pertain to a Change in Control, in the event of a Change in Control: the vesting and exercisability of any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable shall become fully vested and exercisable; any restrictions applicable to any outstanding Stock Awards shall lapse and the Stock relating to such Awards shall become free of all restrictions and fully vested and transferable; all outstanding repurchase rights of the Company with respect to any outstanding Awards may, in the discretion of the Administrator, terminate; and Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, if such agreement provides for (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation; (ii) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or (iv) subject to Section 409A of the Code, settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

        In the absence of any agreement of merger or reorganization (if applicable) which addresses the effects of such Change in Control and subject to Section 409A of the Code, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

        For purposes of the Omnibus Equity Plan, a "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur:

  (a)
  a change in ownership of the Company, which shall occur on the date that any one person, or more than one person acting as a "Group" (as defined under Section 409A of the Code) (other than Mitchell Jacobson or Marjorie Gershwind or a member of the Jacobson or Gershwind families or any trust established principally for members of the Jacobson or Gershwind families or an executor, administrator or personal representative of an estate of a member of the Jacobson or Gershwind families and/or their respective affiliates) acquires ownership of stock of the Company that, together with stock held by such person or Group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, however, that, if any one person or more than one person acting as a Group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company.

  (b)
  A change in the effective control of the Company, which occurs on the date that:

  (i)
  any one person, or more than one person acting as a Group(other than Mitchell Jacobson or Marjorie Gershwind or a member of the Jacobson or Gershwind families or any trust established principally for members of the Jacobson or Gershwind families or an executor, administrator or personal representative of an estate of a member of the Jacobson or Gershwind families and/or their respective affiliates) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company; or

  (ii)
  a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided, however, that, if one person, or more than one person acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same person or persons is not considered a change in the effective control of the Company.

  (c)
  A change in the ownership of a substantial portion of the Company's assets. A change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total Gross Fair Market Value (as defined in the Omnibus Equity Plan) equal to or more than 80% of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that, a transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

  (i)
  a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

  (ii)
  an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

  (iii)
  a person, or more than one person acting as a Group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

  (iv)
  an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (iii) above.

          For purposes of the Ommibus Equity Plan, stock ownership is determined under Section 409A of the Code.

          For purposes of the Ommibus Equity Plan, "Change in Control Price" means the highest of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

  Federal Income Tax Consequences

        The following is a summary of the principal U.S. federal income tax consequences of transactions under the Omnibus Equity Plan, based on current U.S. federal income tax laws. This summary is not intended to be exhaustive, does not constitute tax advice and, among other things, does not describe state, local or foreign tax consequences.

  Non-Qualified Stock Options

        No income will be recognized by a Participant at the time a non-qualified stock option is granted.

        Ordinary (compensation) income will be recognized by a Participant at the time a non-qualified stock option is exercised, and the amount of such income will be equal to the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price. In the case of a Participant who is an employee of the Company or its subsidiaries, this ordinary income will also constitute wages subject to the withholding of income tax and the Participant will be required to make arrangements satisfactory to the Company regarding the payment of any amounts required to be withheld.

        Capital gain or loss on a subsequent sale or other disposition of the shares of Common Stock acquired upon exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis of a share acquired upon the exercise of the option will be equal to the sum of the exercise price of an option and the amount included in income with respect to the share upon exercise of the option.

        If a Participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received.

        The Company generally will be entitled to a deduction for Federal income tax purposes at such time, and in the same amount as the amount included in ordinary income by the Participant upon exercise of his or her non-qualified stock option, subject to the usual rules as to reasonableness of compensation and provided that the Company timely complies with the applicable information reporting requirements.

  Incentive Stock Options

        In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to a Participant or a deduction to the Company. However, generally, for purposes of the alternative minimum tax, the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price will be considered as part of the Participant's income for the year in which the incentive stock option is exercised. In addition, a Participant generally must be an employee of the Company (or a subsidiary of the Company) at all times between the date of grant and the date three months before exercise of the option or the option will be treated as a non-qualified option when exercised.

        The sale of the shares of Common Stock received pursuant to the exercise of an incentive stock option which satisfies the holding period rules will generally result in long-term capital gain to a Participant and will not result in a tax deduction to the Company. To receive incentive stock option treatment as to the shares acquired upon exercise of an incentive-stock option, a Participant must neither dispose of such shares within two years after the option is granted nor within one year after the exercise of the option.

        If the holding period rules are not satisfied, the portion of any gain recognized on the disposition of the shares acquired upon the exercise of the option that is equal to the lesser of (a) the excess of the fair market value on the exercise date of the shares issued to the Participant over the exercise price or (b) the amount realized on the disposition minus the exercise price, will be treated as ordinary (compensation) income, with any remaining gain being treated as capital gain. The Company will generally be entitled to a deduction equal to the amount of the ordinary income.

        If a Participant makes payment of the exercise price by delivering shares of Common Stock, he or she generally will not recognize any gain with respect to such shares as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his or her basis in the new shares received. However, the use by a Participant of shares previously acquired pursuant to the exercise of an incentive stock option to exercise an incentive stock option will be treated as a taxable disposition if the previously acquired shares were not held by the participant for the requisite holding period.

  Restricted Shares

        In general, no income will be recognized by a Participant at the time Restricted Shares are allocated to him or her. Ordinary (compensation) income will be recognized by a Participant at the time his or her Restricted Shares "vest" (i.e., at the time the stock restrictions terminate with respect to such Restricted Shares and the Participant is no longer obligated to redeliver such Restricted Shares to the Company in the event of his or her termination of employment with the Company and its subsidiaries). The amount of such ordinary income with respect to each Restricted Share will equal the excess, if any, of the fair market value of a share of the Common Stock on the date the Restricted Shares vest, over the price paid by the Participant for the Restricted Shares, if any. This ordinary (compensation) income will also constitute wages subject to withholding by the Company and the Participant will be required to make arrangements satisfactory to the Company regarding the payment of any amounts required to be withheld. Any subsequent realized gain or loss will be a capital gain or loss with the Participant's holding period measured from the date the stock restrictions terminate and with the Participant's basis in each share being equal to the price paid by the Participant per share of Restricted Shares, if any, plus the amount of ordinary income, if any, recognized with respect to such Restricted Share.

        Notwithstanding the foregoing, a Participant may, within 30 days after Restricted Shares are allocated to him or her under the Omnibus Equity Plan, elect under Section 83(b) of the Code (a "Section 83(b) Election") to include in income as of the date of such allocation the excess, if any, of the fair market value of a share of the Common Stock on the date the Restricted Shares are allocated, over the price paid by the Participant for the Restricted Shares, if any. Such income will be ordinary (compensation) income which will also constitute wages subject to withholding by the Company and the Participant will be required to make arrangements satisfactory to the Company regarding the payment of any amounts required to be withheld. If a Participant subsequently vests in Restricted Shares as to which a Section 83(b) Election has been made, such vesting will not result in a taxable event to the Participant. If a Participant makes a Section 83(b) Election, and subsequently is required under the Omnibus Equity Plan to redeliver Restricted Shares with respect to which a Section 83(b) Election was made to the Company for the price paid by the Participant, if any, the Participant will not be entitled to a deduction with respect thereto and will not have a capital loss as a result thereof. If a Participant vests in Restricted Shares as to which the Participant has made a Section 83(b) Election, any subsequent realized gain or loss will be a capital gain or loss with the Participant's holding period measured from the date of allocation and with the Participant's basis in each Restricted Share being equal to the price paid by the Participant for such share, if any, plus the amount of ordinary income, if any, recognized with respect to such share.

        The Company generally will be entitled to a deduction for Federal income tax purposes at such time as the Participant recognizes ordinary income with respect to the Restricted Shares. Such deduction will be in an amount equal to the amount included in ordinary income by the Participant.

  Stock Appreciation Rights

        The grant of a Stock Appreciation Right will create no tax consequences for the participant or the Company. Upon the exercise of a Stock Appreciation Right, the participant will recognize ordinary (compensation) income, in an amount equal to the fair market value of the Common Stock received from the exercise. The participant's tax basis in the shares of Common Stock received in the exercise of the Stock Appreciation Right will be equal to the ordinary income recognized with respect to the Common Stock. The participant's holding period for capital gains purposes for shares acquired after the exercise of a Stock Appreciation Right generally begins on the exercise date. The ordinary income attributable to the Participant's exercise of the Stock Appreciation Right constitutes wages subject to withholding by the Company and the Participant will be required to make arrangements satisfactory to the Company regarding the payment of any amounts required to be withheld. Upon the exercise of a Stock Appreciation Right, the Company generally will be entitled to a deduction in the amount of the compensation income recognized by the participant.

  Other Awards

        Other awards under the Omnibus Equity Plan, including performance awards, generally will result in ordinary (compensation) income to the participant at the later of the time of delivery of cash, shares or other property, or, in the case of previously delivered shares or other property and in absence of an appropriate Section 83(b) Election, the time that either the risk of forfeiture or restriction on transferability lapses. The Company generally would be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection an award.

  Requirements Regarding "Deferred Compensation"

        Certain awards under the Omnibus Equity Plan may constitute "deferred compensation" within the meaning of Section 409A of the Internal Revenue Code, a recently enacted provision governing "non-qualified deferred compensation plans." Failure to comply with the requirements of the Internal Revenue Code's provisions regarding participant elections and the timing of payment distributions could result in the affected participants being required to recognize ordinary income for tax purposes earlier than the times otherwise applicable as described in the discussion above and to pay substantial penalties. Although the law in this area is still developing, under the guidance currently available, stock options and Stock Appreciation Rights that are settled in shares of our Common Stock with a per-share exercise or grant price equal to the fair market value of a share of Common Stock on the date of grant generally would not be subject to the requirements of Section 409A. In addition, restricted stock awards are exempt from Section 409A.

Equity Compensation Plan Information

        Information for our equity compensation plans in effect as of August 27, 2005 is as follows (amounts in thousands, except per share amounts)

			(c)
	(a)	(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights
Equity compensation plans approved by security holders	3,625	$17.80	3,863
Equity compensation plans not approved by security holders	—	—	—

Total	3,625	$17.80	3,863

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
(ITEM 4)

        The Board of Directors of the Company, on the recommendation of the Audit Committee, has appointed the firm of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year 2006, subject to ratification of this appointment by the shareholders of the Company. Although shareholder ratification of the Board of Directors' action in this respect is not required, the Board of Directors considers it desirable for shareholders to pass upon the selection of the independent registered public accounting firm and, if the shareholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year 2007, since it would be impractical to replace the Company's independent registered public accounting firm so late into the Company's current fiscal year.

        Ernst & Young LLP has advised the Company that neither it nor any of its members has any direct or material indirect financial interest in the Company.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        Audit Fees.    The aggregate fees billed or to be billed by Ernst & Young, LLP for each of the last two fiscal years for professional services rendered for the audit of the Company's annual financial statements, review of financial statements included in the Company's quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $575,170 for the fiscal year ended August 27, 2005 and $232,500 for the fiscal year ended August 28, 2004. Audit fees increased in fiscal 2005 compared to fiscal 2004 due primarily to additional work performed by Ernst & Young LLP in its assessment of the Company's internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

        Audit-Related Fees.    The aggregate fees billed or to be billed by Ernst & Young, LLP for each of the last two fiscal years for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements were $44,900 for the fiscal year ended August 27, 2005 and $46,100 for the fiscal year ended August 28, 2004. The nature of the services performed for these fees was services provided in connection with compliance with financial accounting and reporting standards, the audit of the employee benefit plan and consultations on compliance with Section 404 of the Sarbanes-Oxley Act in fiscal 2004.

        Tax Fees.    The aggregate fees billed by Ernst & Young, LLP in each of the last two fiscal years for professional services rendered for tax compliance, tax advice and tax planning were $15,000 for the fiscal year ended August 27, 2005 and $29,000 for the fiscal year ended August 28, 2004. The nature of the services performed for these fees was for assistance in federal and state tax compliance, and tax planning related to capital gains and charitable contributions.

        All Other Fees.    The Company did not make any other payments to Ernst & Young, LLP during the last two fiscal years.

Audit Committee Pre-Approval Policy

        The Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors, Ernst & Young, LLP, and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee in which case decisions taken are to be presented to the full Audit Committee at its next meeting.

        The Audit Committee of the Board of Directors has considered whether, and has determined at this time that, the provision of non-audit services by Ernst & Young, LLP is compatible with maintaining auditor independence.

        One or more representatives of Ernst & Young LLP will be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR 2006. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS A CONTRARY CHOICE IS SPECIFIED IN THE PROXY.

SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the annual meeting of shareholders in 2007 must be received by August 7, 2006, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. The proxy or proxies designated by the Company will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next Annual Meeting of Shareholders but not submitted for inclusion in the proxy materials for such Meeting unless notice of the matter is received by the Company not later than October 24, 2006 and certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied. Shareholder proposals should be directed to the Secretary of the Company, at the address of the Company set forth on the first page of this proxy statement.

ANNUAL REPORT ON FORM 10-K

        THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, WITHOUT CHARGE AND UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K. ANY SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE OFFICE OF THE CHIEF FINANCIAL OFFICER, MSC INDUSTRIAL DIRECT CO., INC., 75 MAXESS ROAD, MELVILLE, NEW YORK 11747.

        Copies of the 2005 Annual Report to Shareholders are being mailed simultaneously with this proxy statement. If you want to save the Company the cost of mailing more than one Annual Report to the same address, the Company will discontinue, at your request to the Secretary of the Company, mailing of the duplicate copy to the account or accounts you select.

                      By Order of the Board of Directors,

                      Thomas Eccleston
                       Secretary

Melville, New York
December 2, 2005

Exhibit A

MSC INDUSTRIAL DIRECT CO., INC.

2005 OMNIBUS EQUITY PLAN

MSC INDUSTRIAL DIRECT CO., INC.
2005 OMNIBUS EQUITY PLAN

1.     ESTABLISHMENT AND PURPOSE.

        The MSC Industrial Direct Co., Inc. 2005 Omnibus Equity Plan (the "Plan") is established by MSC Industrial Direct Co., Inc., a New York corporation (the "Company"), to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of November 23, 2005, subject to approval by the Company's stockholders within 12 months after such adoption date. No Awards that are settled in Stock shall be granted hereunder prior to the approval of the Plan by the Company's stockholders. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date 10 years after the Effective Date. The Plan shall terminate on January 3, 2016 or such earlier time as the Board may determine.

        Certain terms used herein are defined as set forth in Section 10.

2.     ADMINISTRATION; ELIGIBILITY.

        The Plan shall be administered by the Compensation Committee, or such other Committee, appointed by the Board consisting of three (3) or more members of the Board all of whom are intended to be "non-employee directors" within the meaning of Section 16 of the Securities Exchange Act of 1934 and the regulations promulgated thereunder and "outside directors" within the contemplation of Section 162(m) of the Code; provided, however, that, if at any time no Compensation Committee or other Committee has been appointed or is eligible to act in the circumstances, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board, the Compensation Committee or any of the Board's other Committees as shall be administering the Plan. A majority of the members of the Compensation Committee, such other Committee or the Board, as applicable, shall constitute a quorum, and all determinations shall be made by a majority of the members thereof.

        The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Subject to Section 409A of the Code, awards may be granted as alternatives to, in exchange or substitution for, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

        Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

  (a)
  to select the Eligible Individuals to whom Awards may from time to time be granted;

  (b)
  to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

  (c)
  to determine the number of shares of Stock to be covered by each Award granted hereunder;

  (d)
  to approve forms of agreement for use under the Plan;

  (e)
  to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or waiver of forfeiture, and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

  (f)
  subject to Section 9(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and targets applicable to performance based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

  (g)
  to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

  (h)
  to determine the Fair Market Value; and

  (i)
  to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

        The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

        Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

        Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

        No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3.     STOCK SUBJECT TO PLAN.

        Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 3,000,000 shares.

        To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, lapses without exercise, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan with respect to, and shall be available for, future grants of Awards.

        Subject to adjustment as provided in this Section 3, the maximum number of shares that may be covered by Stock Options, Stock Appreciation Rights and Stock Awards, in the aggregate, granted to any one Participant during any calendar year shall be 400,000 shares.

        In the event of any Company stock dividend, special cash dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or other distribution to Company stockholders, other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, merger or consolidation in which the Company is the surviving corporation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the (a) number and kind of shares that may be delivered under the Plan, (b) additional maximums imposed in the immediately preceding paragraph, (c) number and kind of shares subject to outstanding Awards, (d) exercise price of outstanding Stock Options and Stock Appreciation Rights and (e) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

        In the event of the dissolution or liquidation of the Company, or a merger, reorganization or consolidation in which the Company is not the surviving corporation, then, except as otherwise provided herein and/or in the discretion of the Administrator, each Stock Option, to the extent not theretofore exercised, shall terminate forthwith.

        Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 3 to the extent that such adjustment would violate Section 409A of the Code.

4.     STOCK OPTIONS.

        Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

        The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier.

        Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

        Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

        To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiaries within the meaning of Section 424(f) of the Code) exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

        Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Administrator shall deem desirable:

  (a)
  Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator at the time of grant; provided, however, that the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or in the case of an Incentive Stock Option granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share on the date the Stock Option is granted.

  (b)
  Option Term. The term of each Stock Option shall be fixed by the Administrator at the time of grant, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

  (c)
  Vesting. Except as otherwise provided in the applicable option agreement, an Optionee may not exercise a Stock Option during the period commencing on the date of the grant of such Stock Option to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable option agreement, an Optionee may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Option to him or her and ending on the day immediately preceding the second anniversary of such date, exercise such Stock Option with respect to one-fourth of the shares granted thereby; (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise such Stock Option with respect to one-half of the shares granted thereby; (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise such Stock Option with respect to three-fourths of the shares granted thereby and (iv) during the period commencing on the fourth anniversary of the date of such grant and ending at the time the Stock Option expires pursuant to the terms of the Plan, exercise such Stock Option with respect to all of the shares granted thereby. Notwithstanding the foregoing, no Stock Option shall be fully vested prior to the third anniversary of the date of grant of such Stock Option, provided that Stock Options granted to non-employee directors of the Company may be fully vested by the second anniversary of the date of grant of such Stock Option.

  (d)
  Exercisability. Except as otherwise provided herein, Stock Options shall be subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations, if any, as shall be determined by the Administrator. If any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option. Notwithstanding the foregoing, no Stock Option shall be fully exercisable prior to the third anniversary of the date of grant of such Stock Option, provided that Stock Options granted to non-employee Directors of the Company may be fully exercisable by the second anniversary of the date of grant of such Stock Option.

  (e)
  Method of Exercise. Stock Options may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

    The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of mature shares of unrestricted Stock already owned by the Optionee, based on the Fair Market Value of the Stock on the date the Stock Option is exercised; (ii) by certifying ownership of shares of mature Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company; (iii) unless otherwise prohibited by law for either the Company or the Optionee, by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

    If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Administrator.

    No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefor has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

  (f)
  Transferability of Stock Options. Except as otherwise provided in the applicable option agreement, a Non-Qualified Stock Option (i) shall be transferable by the Optionee to a Family Member of the Optionee, provided that (A) any such transfer shall be by gift with no consideration and (B) no subsequent transfer of such Stock Option shall be permitted other than by will or the laws of descent and distribution, and (ii) shall not otherwise be transferable except by will or the laws of descent and distribution. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom the Stock Option is transferred (X) pursuant to the first sentence of this Section 4(f) or pursuant to the applicable option agreement or (Y) by will or the laws of descent and distribution. Notwithstanding the foregoing, references herein to the termination of an Optionee's employment or provision of services shall mean the termination of employment or provision of services of the person to whom the Stock Option was originally granted.

  (g)
  Termination by Death. If an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

  (h)
  Termination by Reason of Disability. If an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

  (i)
  Termination by Reason of Retirement. If an Optionee's employment or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee for a period of one year from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter.

  (j)
  Involuntary Termination Without Cause. If an Optionee's employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

  (k)
  Involuntary Termination for Cause. If an Optionee's employment or provision of services terminates involuntarily for Cause vesting of all outstanding Stock Options held by such Optionee shall thereupon terminate and all Stock Options held by such Optionee shall thereupon terminate.

  (l)
  Other Termination. If an Optionee's employment or provision of services is terminated by the Optionee for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter, and any Stock Option that is unvested or unexercisable at the date of termination shall thereupon terminate.

  (m)
  Exception to Termination. If the Company or an Affiliate ceases as a result of a transfer of such Optionee from the Company to an Affiliate, or from an Affiliate to the Company, such transfer shall not be a termination of employment or provision of services for purposes of this Plan, unless expressly determined otherwise by the Administrator. A termination of employment or provision of services shall occur for an Optionee who is employed by, or provides services to, an Affiliate of the Company if the Affiliate shall cease to be an Affiliate and the Optionee shall not immediately thereafter be employed by, or provide services to, the Company or an Affiliate.

  (n)
  Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company's insider trading policy.

5.     STOCK APPRECIATION RIGHTS.

        Stock Appreciation Rights may be granted under the Plan on a stand-alone basis only. The Administrator shall have the authority to grant Stock Appreciation Rights to any Participant. Except as otherwise provided herein, a Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Administrator.

        Stock Appreciation Rights shall be evidenced by stock appreciation right agreements, each in a form approved by the Administrator. The grant of a Stock Appreciation Right shall occur as of the date the Administrator determines, subject to FASB Statement 123(R) and guidance thereunder.

        A Stock Appreciation Right may be exercised by a Participant as determined by the Administrator in accordance with this Section 5. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 5.

        Stock Appreciation Rights shall be subject to such terms and conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as shall be determined by the Administrator, including the following:

  (a)
  Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be fixed by the Administrator at the time of grant.

  (b)
  Vesting. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may not exercise a Stock Appreciation Right during the period commencing on the date of the grant of such Stock Appreciation Right to him or her and ending on the day immediately preceding the first anniversary of such date. Except as otherwise provided in the applicable stock appreciation right agreement, a Participant may (i) during the period commencing on the first anniversary of the date of the grant of a Stock Appreciation Right and ending on the day immediately preceding the second anniversary of such date, exercise the Stock Appreciation Right with respect to one-fifth of the shares to which the Stock Appreciation Right applies, (ii) during the period commencing on the second anniversary of the date of such grant and ending on the day immediately preceding the third anniversary of the date of such grant, exercise the Stock Appreciation Right with respect to two-fifths of the shares to which the Stock Appreciation Right applies, (iii) during the period commencing on the third anniversary of the date of such grant and ending on the day immediately preceding the fourth anniversary of such date, exercise the Stock Appreciation Right with respect to three-fifths of the shares to which the Stock Appreciation Right applies; (iv) during the period commencing on the fourth anniversary of the date of such grant and ending on the day immediately preceding the fifth anniversary of such date, exercise the Stock Appreciation Right with respect to four-fifths of the shares to which the Stock Appreciation Right applies; and (v) during the period commencing on the fifth anniversary of such date and ending at the time the Stock Appreciation Right expires pursuant to the terms of the Plan, exercise the Stock Appreciation Right with respect to all the shares to which the Stock Appreciation Right applies. Notwithstanding the foregoing, no Stock Appreciation Right shall be fully vested prior to the third anniversary of the date of grant of such Stock Appreciation Right, provided that Stock Appreciation Rights granted to non-employee directors of the Company may be fully vested by the second anniversary of the date of grant of such Stock Appreciation Right.

  (c)
  Exercisability. Notwithstanding Section 5(a), the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Appreciation Right. Notwithstanding the foregoing, no Stock Appreciation Right shall be fully exercisable prior to the third anniversary of the date of grant of such Stock Appreciation Right, provided that Stock Appreciation Rights granted to non-employee Directors of the Company may be fully exercisable prior to the second anniversary of the date of grant of such Stock Appreciation Right.

  (d)
  Method of Exercise. Subject to the provisions of this Section 5, Stock Appreciation Rights may be exercised, in whole or in part, at such time or times during the exercisability as determined by the Administrator by giving written notice of exercise to the Company specifying the number of shares with respect to which the Stock Appreciation Right is being exercised.

  (e)
  Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in shares of Stock, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Stock on the date of exercise over the Fair Market Value of one share of Stock on the date of grant, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

  (f)
  A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in accordance with Section 4(f).

  (g)
  Termination by Death. If a Participant's employment or provision of services terminates by reason of death, any Stock Appreciation Right held by such Participant may thereafter be exercised for a period of one year from the date of such death or until the expiration of the stated exercisability period of such Stock Appreciation Right, whichever period is shorter.

  (h)
  Termination by Reason of Disability. If a Participant's employment or provision of services terminates by reason of Disability, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

  (i)
  Termination by Reason of Retirement. If a Participant's employment or provision of services terminates by reason of Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant for a period of one year from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter.

  (j)
  Involuntary Termination Without Cause. If a Participant's employment or provision of services terminates involuntarily without Cause, and for reasons other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

  (k)
  Termination for Cause. If a Participant's employment or provision of services terminates involuntarily for Cause vesting of all outstanding Stock Appreciation Rights held by such Participant shall thereupon terminate and all Stock Appreciation Rights held by such Participant shall thereupon terminate.

  (l)
  Other Termination. If a Participant's employment or provision of services is terminated by the Participant for any reason other than death, Disability or Retirement, any Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of termination, for a period of 30 days from the date of such termination of employment or provision of services or until the expiration of the exercisability period of such Stock Appreciation Right, whichever period is shorter, and any Stock Appreciation Right that is unvested or unexercisable at the date of termination shall thereupon terminate.

  (m)
  Notwithstanding the foregoing, to the extent permitted under Section 409A of the Code, the exercise period following a termination described in subsection (g), (h), (i), (j) or (l) above shall be tolled for any applicable window/blackout period restrictions under the Company's insider trading policy.

6.     STOCK AWARDS OTHER THAN OPTIONS.

        Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Subject to the provisions of this Section 6, Stock Awards may be issued which vest in one or more installments over the Participant's period of employment and/or other service to the Company and/or upon the attainment of specified performance objectives, and/or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals and/or service requirements established by the Administrator. Notwithstanding the foregoing, the restrictions on any Stock Award shall not terminate with respect to all shares subject thereto prior to the third anniversary of the date of grant of such Stock Award, provided that restrictions on any Stock Awards granted to non-employee directors of the Company may terminate as to all the shares subject thereto by the second anniversary of the date of grant of such Stock Award.

        Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

        A Stock Award may be issued in exchange for any consideration which the Administrator may deem appropriate in each individual instance, including, without limitation:

  (a)
  cash or cash equivalents;

  (b)
  past services rendered to the Company or any Affiliate; or

  (c)
  future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

        A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units." Except as provided in the applicable restricted stock agreement or restricted stock unit agreement, the restrictions on any Stock Award shall terminate as follows: (a) as to one-half of the restricted shares granted thereby, on the third anniversary of the date of grant of such Stock Award; (b) as to an additional one-fourth of the restricted shares granted thereby, on the fourth anniversary of the date of grant of such Restricted Stock; and (c) as to an additional one-fourth of the restricted shares granted thereby, on the fifth anniversary of the date of grant of such Restricted Stock. A Participant, at his or her option, will be entitled to make the election permitted under section 83(b) of the Code, to include in gross income in the taxable year in which the Restricted Stock are transferred to him or her, the fair market value of such shares at the time of transfer, notwithstanding that such shares are subject to a substantial risk of forfeiture within the meaning of the Code, or he or she may elect to include in gross income the Fair Market Value of the Restricted Stock as of the date or date on which such restrictions lapse. Notwithstanding the foregoing, the Administrator shall adopt, from time to time, such rules with respect to the return of executed Restricted Stock Agreements as it deems appropriate and failure by a Participant to comply with such rules shall, without limitation, terminate the grant of such Restricted Stock to such Participant and/or cause the forfeiture of any Restricted Stock as to which restrictions have not yet lapsed.

7.     PERFORMANCE AWARDS.

  (a)
  Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Administrator at the time of grant (except as provided in this Section 7). The Administrator may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) hereof in the case of a Performance Award intended to qualify under Section 162(m) of the Code.

  (b)
  Performance Awards Granted to Designated Covered Employees. If the Administrator determines that a Performance Award to be granted to a person the Administrator regards as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b)

  (i)
  Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Administrator consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Administrator result in the performance goals being "substantially uncertain." The Administrator may determine that more than one performance goals must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

  (ii)
  Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall exclusively be used by the Administrator in establishing performance goals for such Performance Awards: (a) attainment of the Company's Key Operating Metrics, (b) attainment of the Company's Key Business Initiatives, (c)  total stockholder return; (d) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (e) net income; (f) pre-tax earnings; (g) EBITDA; (h) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (i) operating margin; (j) earnings per share; (k) return on equity; (l) return on capital; (m) return on investment; (n) operating income, excluding the effect of charges for acquired in-process technology and before payment of executive bonuses; (o) earnings per share, excluding the effect of charges for acquired in-process technology and before payment of executive bonuses; (p) working capital; (q) net capital provided by operating activities less expenditures for property, plant and equipment; (r) total revenues; (s) free cash flow; and (t) a percentage of incremental revenue dollars converted into operating income ("read through").

      The Administrator may adjust such criteria targets to mitigate the effect of unbudgeted or unplanned events not foreseen at the time the targets were established, such as (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses.

    (iii)
    Performance Period: Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods of at least 12 months' duration as may be specified by the Administrator. Performance goals shall be established on or before the dates that are required or permitted for "performance-based compensation" under Section 162(m) of the Code.

    (iv)
    Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Stock, or other Awards, or other property, in the discretion of the Administrator. The Administrator may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 7(b). The Administrator shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a termination of employment at least six months prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

8.     CHANGE IN CONTROL PROVISIONS.

  (a)
  Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

  (i)
  Subject to Section 8(a)(iv) hereof, the vesting and exercisability of any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable shall become fully vested and exercisable;

  (ii)
  Subject to Section 8(a)(iv) hereof, any restrictions applicable to any outstanding Stock Awards shall lapse and the Stock relating to such Awards shall become free of all restrictions and fully vested and transferable;

  (iii)
  Subject to Section 8(a)(iv) and 8(a)(v) hereof, all outstanding repurchase rights of the Company with respect to any outstanding Awards may, in the discretion of the Administrator, terminate;

  (iv)
  Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, if such agreement provides for:

  (A)
  The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

  (B)
  The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

  (C)
  The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

  (D)
  Subject to Section 409A of the Code, settlement of each share of Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled; and

  (v)
  In the absence of any agreement of merger or reorganization (if applicable) which addresses the effects of such Change in Control and subject to Section 409A of the Code, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

  (b)
  Definition of Change in Control.

  (i)
  For purposes of the Plan, a "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur:

  (A)
  A change in the ownership of the Company. A change in ownership of the Company shall occur on the date that any one person, or more than one person acting as a "Group" (as defined under Section 409A of the Code), other than Mitchell Jacobson or Marjorie Gershwind or a member of the Jacobson or Gershwind families or any trust established principally for members of the Jacobson or Gershwind families or an executor, administrator or personal representative of an estate of a member of the Jacobson or Gershwind families and/or their respective affiliates, acquires ownership of stock of the Company that, together with stock held by such person or Group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, however, that, if any one person or more than one person acting as a Group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company.

  (B)
  A change in the effective control of the Company. A change in the effective control of the Company occurs on the date that:

  (I)
  any one person, or more than one person acting as a Group, other than Mitchell Jacobson or Marjorie Gershwind or a member of the Jacobson or Gershwind families or any trust established principally for members of the Jacobson or Gershwind families or an executor, administrator or personal representative of an estate of a member of the Jacobson or Gershwind families and/or their respective affiliates, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 50% or more of the total voting power of the stock of the Company; or

  (II)
  a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided, however, that, if one person, or more than one person acting as a Group, is considered to effectively control the Company, the acquisition of additional control of the Company by the same person or persons is not considered a change in the effective control of the Company.

  (C)
  A change in the ownership of a substantial portion of the Company's assets. A change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total Gross Fair Market Value (as defined in Section 8(b)(ii)) equal to or more than 80% of the total Gross Fair Market Value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that, a transfer of assets by the Company is not treated as a change in the ownership of such assets if the assets are transferred to:

  (I)
  a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

        (II)
        an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

        (III)
        a person, or more than one person acting as a Group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

        (IV)
        an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in Section 8(b)(i)(C)(III).

    (ii)
    For purposes of Section 8(b)(i)(C), "Gross Fair Market Value" means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

    (iii)
    For purposes of Section 8(b), stock ownership is determined under Section 409A of the Code.

  (c)
  Change in Control Price. For purposes of the Plan, "Change in Control Price" means the highest of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed, as applicable, during the 60-day period prior to and including the date of a Change in Control, (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction, and (iii) the Fair Market Value of a share of Stock upon the Change in Control. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board. The Participant shall receive the same form of consideration as holders of common stock, subject to the same restrictions and limitations and indemnification obligations as the holders of common stock and will execute any and all documents required by the Administrator to evidence the same.

9.     MISCELLANEOUS.

  (a)
  Amendment. The Board may at any time terminate, amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate under applicable law or regulation, (ii) made to permit the Company or an Affiliate a deduction under the Code, or (iii) made to avoid the violation of Section 409A of the Code. No such amendment or alteration shall be made without the approval of a majority vote of the Company's shareholders, present in person or by proxy at any special or annual meeting of the shareholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

    The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but except as provided in Section 3 hereof no such amendment shall adversely affect the rights of a Participant without the Participant's consent.

  (b)
  Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

  (c)
  General Provisions.

  (i)
  Unless the shares to be issued in connection with an Award are registered prior to the issuance thereof under the Securities Act of 1933, as amended, the Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares for his or her own account as an investment without a view to or for sale in connection with, the distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

      All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    (ii)
    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

    (iii)
    The adoption of the Plan shall not confer upon any employee, director, associate, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

    (iv)
    No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

    (v)
    The Administrator shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid. In the event of the death of a Participant, a condition of exercising any Award shall be the delivery to the Company of such tax waivers and other documents as the Administrator shall determine.

    (vi)
    Neither any Participant nor his or her legal representatives, legatees or distributees shall be or be deemed to be the holder of any share of Stock covered hereby unless and until a certificate for such share has been issued. Upon payment of the purchase price thereof, a share shall be fully paid and non-assessable.

    (vii)
    The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, or take any other corporate act or proceeding whether of a similar character or otherwise.

    (viii)
    If any payment or right accruing to a Participant under this Plan (without the application of this Section 9(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an Award or in the event the Participant is party to an agreement with the Company or an Affiliate that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 9(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

    (ix)
    To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

    (x)
    The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

    (xi)
    If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

    (xii)
    This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

    (xiii)
    This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

    (xiv)
    In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Stock received, directly or indirectly, as an Award or pursuant to the exercise or settlement of an Award.

    (xv)
    None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

    (xvi)
    This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of New York (other than its law respecting choice of law).

10.   DEFINITIONS.

        For purposes of this Plan, the following terms are defined as set forth below:

  (a)
  "Affiliate" means a corporation or other entity controlled by the Company and designated by the Administrator as such.

  (b)
  "Award" means a Stock Appreciation Right, Stock Option or Stock Award.

  (c)
  "Board" means the Board of Directors of the Company.

  (d)
  "Cause" means (i) the commission by the Participant of any act or omission that would constitute a felony or any crime of moral turpitude under Federal law or the law of the state or foreign law in which such action occurred, (ii) dishonesty, disloyalty, fraud, embezzlement, theft, disclosure of trade secrets or confidential information or other acts or omissions that result in a breach of fiduciary or other material duty to the Company and/or a Subsidiary; or (iii) continued reporting to work or working under the influence of alcohol, an illegal drug, an intoxicant or a controlled substance which renders Participant incapable of performing his or her material duties to the satisfaction of the Company and/or its Subsidiaries. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

  (e)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

  (f)
  "Commission" means the Securities and Exchange Commission or any successor agency.

  (g)
  "Committee" means a committee of Directors appointed by the Board to administer this Plan. Insofar as the Committee is responsible for granting Awards to Participants hereunder, it shall consist solely of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3, an "outside director" under Section 162(m) of the Code, an "independent director" as defined by the Sarbanes-Oxley Act of 2002, and "independent" as defined by the rules of any stock exchange or market on which the Stock is listed.

  (h)
  "Covered Employee" means a person who is a "covered employee" within the meaning of Section 162(m) of the Code.

  (i)
  "Director" means a member of the Company's Board.

  (j)
  "Disability" means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

  (k)
  "Effective Date" means January 3, 2006.

  (l)
  "Eligible Individual" means any officer, employee, associate or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate, or employees of a corporation or other business enterprise which has been acquired by the Company or a Subsidiary, who hold options with respect to the stock of such corporation which the Company has agreed to assume.

  (m)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

  (n)
  "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value per share on any date shall be the closing sales price per share of the Stock on the New York Stock Exchange (or the principal stock exchange or market on which the Stock is then traded) on the business day preceding the date as of which such value is being determined or the last previous day on which a sale was reported if no sale of the Stock was reported on such date on such Exchange on such business day.

  (o)
  "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a Participant (including adoptive relationships); any person sharing the Participant's household (other than a tenant or employee); any trust in which the Participant and any of these persons have all of the beneficial interest; any foundation in which the Participant and any of these persons control the management of the assets; any corporation, partnership, limited liability company or other entity in which the Participant and any of these other persons are the direct and beneficial owners of all of the equity interests (provided the Participant and these other persons agree in writing to remain the direct and beneficial owners of all such equity interests); and any personal representative of the Participant upon the Participant's death for purposes of administration of the Participant's estate or upon the Participant's incompetency for purposes of the protection and management of the assets of the Participant.

  (p)
  "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

  (q)
  "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  (r)
  "Optionee" means a person who holds a Stock Option.

  (s)
  "Participant" means a person granted an Award.

  (t)
  "Performance Award" means a right, granted to a Participant under Section 7, to receive Awards based upon performance criteria specified by the Administrator.

  (u)
  "Representative" means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (iv) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

  (v)
  "Retirement" means termination of employment or provision of services without Cause, death or Disability on or after age 65 with 5 years of service.

  (w)
  "Stock" means the Class A common stock, par value $0.001 per share, of the Company.

  (x)
  "Stock Appreciation Right" means a right granted under Section 5.

  (y)
  "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in Stock or denominated in shares of Stock.

  (z)
  "Stock Option" means an option granted under Section 4.

  (aa)
  "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

  (bb)
  "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

ANNUAL MEETING OF SHAREHOLDERS OF

MSC INDUSTRIAL DIRECT CO., INC.

Tuesday, January 3, 2006, 9:00 am
JPMorgan Chase Conference Center
(Lower Level)
395 North Service Road
Melville, NY 11747

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED ZMSD12

MSC INDUSTRIAL DIRECT CO., INC.

ANNUAL MEETING OF SHAREHOLDERS—JANUARY 3, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

P R O X Y	The undersigned hereby appoints each of Shelley Boxer and Thomas Eccleston as the undersigned's proxy, with full power of substitution, to vote all shares of Class A Common Stock of MSC Industrial Direct Co., Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on Tuesday, January 3, 2006 at 9:00 A.M. local time, at the JPMorgan Chase Conference Center, lower level, at 395 North Service Road, Melville, New York 11747, and at any adjournments or postponements thereof and, without limiting the generality of the power hereby conferred, the proxy nominees named above and each of them are specifically directed to vote as indicated below.

The undersigned, if a participant in the MSC Industrial Direct Co., Inc. 401(k) Plan, directs T. Rowe Price Trust Company, Directed Trustee, to vote all shares of Class A Common Stock of the Company allocated to his or her account, as indicated on the reverse side, at the Annual Meeting of Shareholders to be held in Melville, New York on January 3, 2006, including any continuation of the the meeting caused by any adjournment, or postponement of the meeting, upon such business as may properly come before the meeting, including items specified on the reverse side.

All shares of Class A Common Stock registered in your name and/or held for your benefit in the plan described above are shown on this card. The shares represented hereby will be voted in accordance with the directions given by the shareholder. If a properly signed proxy is returned without choices marked, and if not otherwise directed, the shares represented by this proxy registered in your name will be voted FOR Items 1, 2 and 3. If a properly signed direction card regarding the MSC Industrial Direct Co., Inc. 401(k) Plan shares is returned without choices marked, and if not otherwise directed, the shares represented by the voting direction card will not be voted.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. Please mark, date and sign, and return promptly this proxy in the enclosed envelope.
COMMENTS (IF ANY)/CHANGE OF ADDRESS

MSC INDUSTRIAL DIRECT CO., INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

ANNUAL MEETING OF SHAREHOLDERS OF

MSC INDUSTRIAL DIRECT CO., INC.

January 3, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED ZMSD11

☒	Please mark votes as in this example.	#MSD
1.	To elect seven directors of the Company to serve for one-year terms:	2.	To consider and act upon a proposal to approve the adoption of the Company's 2005 Omnibus Equity Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
	Nominees: Mitchell Jacobson, David Sandler, Charles Boehlke, Roger Fradin, Denis Kelly, Raymond Langton and Philip Peller	3.	To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year 2006.	☐	☐	☐
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐
	For all nominees except as written above				4.	To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐
If you indicated a change of address or comments on the reverse side, place an X in this box. ☐
Only shareholders of record at the close of business on November 25, 2005 are entitled to notice of and to vote at the meeting and any adjournments thereof.

All shareholders are cordially invited to attend the meeting. However, to assure your representation at the meeting, you are urged to complete, sign and date the enclosed proxy card as promptly as possible and return it in the postage-paid envelope provided. Any shareholder attending the meeting may vote in person even if he or she has already returned a proxy.
Signature:	Date:	Signature:	Date:

QuickLinks

VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
ELECTION OF DIRECTORS (ITEM 1)
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Last Fiscal Year
Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS
REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
APPROVAL OF ADOPTION OF MSC INDUSTRIAL DIRECT CO., INC. 2005 OMNIBUS EQUITY PLAN (ITEM 2)
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (ITEM 4)
SHAREHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
MSC INDUSTRIAL DIRECT CO., INC. 2005 OMNIBUS EQUITY PLAN
MSC INDUSTRIAL DIRECT CO., INC. 2005 OMNIBUS EQUITY PLAN
ANNUAL MEETING OF SHAREHOLDERS OF
MSC INDUSTRIAL DIRECT CO., INC.
Tuesday, January 3, 2006, 9:00 am JPMorgan Chase Conference Center (Lower Level) 395 North Service Road Melville, NY 11747
MSC INDUSTRIAL DIRECT CO., INC. ANNUAL MEETING OF SHAREHOLDERS—JANUARY 3, 2006 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS OF MSC INDUSTRIAL DIRECT CO., INC. January 3, 2006
Please date, sign and mail your proxy card in the envelope provided as soon as possible